1998 ANNUAL REPORTS




                           PACIFIC INNOVATIONS TRUST


                                   SEPARATE ACCOUNT B OF
                           PACIFIC LIFE INSURANCE COMPANY




                              [PACIFIC LIFE LOGO]

                         Pacific Life Insurance Company
             is the issuer of Pacific Innovations variable annuity

                                Not FDIC Insured

                               SHAREHOLDER LETTER

Dear Shareholders:

     We are pleased to share with you the annual report, dated December 31, 1998, for the Pacific Innovations Variable Annuity and Pacific Innovations Trust (both "Pacific Innovations"). Issued by Pacific Life Insurance Company, Pacific Innovations is a flexible premium deferred variable annuity contract.

     In addition to a Fixed Investment Option, seven Variable Investment Options are currently available, each one investing in shares of a corresponding Fund of the Pacific Innovations Trust. Five of the Funds are advised by Bank of America:
Money Market Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund and Aggressive Growth Fund. Two other funds, the Managed Bond Fund and the International Fund, are sub-advised by Scudder Kemper Investments, Inc. and Wellington Management Company, LLP, respectively.

     Thank you for your continued investment and support of Pacific Innovations.

Sincerely,

/s/  DR. CORNELIUS J. PINGS
     Dr. Cornelius J. Pings
     Chairman

                           PACIFIC INNOVATIONS TRUST

                               1998 ANNUAL REPORT

PACIFIC INNOVATIONS TRUST
MONEY MARKET FUND

Q.
         HOW WOULD YOU DESCRIBE THE ECONOMIC ENVIRONMENT FOR THE 12-MONTH PERIOD ENDED 12/31/98?
A.
         The year opened with continued fallout from the Asian currency crisis. Although the domestic economy was experiencing explosive, non-inflationary growth, the troubles in the Far East preempted any movements by the Federal Open Market Committee (FOMC) until the effects could be determined. The Federal Reserve Board (the "Fed") met twice during the first quarter, both times leaving short-term interest rates unchanged. As fears of future inflation began to ease, the yield on short-term agency issues began to plummet and the net effect was a dramatically lower shift of the yield curve. This made it nearly impossible to find securities yielding in excess of the targeted Federal Funds level.

     The market maintained a tight trading range throughout the second quarter as the opposing forces of a downward spiraling Asian economy and a robust domestic economy continued to keep market participants on the sidelines awaiting a clear picture of future interest rates. Although the Fed returned to a bias to tighten at their March meeting, it became increasingly clear that the Fed would not act to raise rates until the affects of the Asian currency crisis on U.S. growth could be quantified. Investors continued to flock to the safe haven of U.S. Treasuries, which only served to dampen yields of domestic securities on the short end of the curve.

     The lasting fallout from the Asian currency crises that had seeped into the Japanese economy by the end of the second quarter spread to other emerging markets by the third quarter. Specifically affected was Russia, with its government unable to restructure its debt, causing the collapse of its financial system. This caused an even more dramatic plunge in global stocks and bonds, resulting in a continued flight to quality into U.S. Treasury and Agency securities. In a much-awaited move, the FOMC cut interest rates by 25 basis points (100 basis points equals 1%) at their scheduled meeting on September 29.

     The FOMC continued to cut rates throughout the fourth quarter. The first was a surprise inter-meeting rate cut of 25 basis points in October followed by another 25 basis points of easing at their scheduled meeting in November, leaving the Federal Funds rate to stand at 4.75%. In the brief commentary following the action, the Fed stated that its cumulative 75 basis points of easing since September "should be enough to sustain the economic expansion."

Q.
         HOW DID THE FUND FARE IN THIS ENVIRONMENT?
A.
         Although yields continued to decline over the course of the year, the relatively small size of the Fund itself was advantageous to procuring higher yielding securities. Dealers often price odd-lot securities cheaply in order to move them off their books and the Fund was able to benefit from this greatly. Thus, our strategy consisted of purchasing discount notes in the three to twelve month maturity range and agency coupons whenever they out-yielded discount notes. When tri-party repo levels were well above the targeted Fed funds level, we increased our overnight cash position to take advantage of the higher yields.

Q.
         HOW IS THE FUND CURRENTLY STRUCTURED? (MATURITY SCHEDULE AS OF
         12/31/98)*
A.
         We are currently employing more of a barbell strategy with 65% of the portfolio maturing within 30 days and 35% in longer maturities.

Overnight:              35%
2-7 days:               16%
8-30 days:              14%
31-90 days:             10%
91-180 days:            22%
181-397 days:            3%
                       ---
                       100%

Q.
         WHAT IS YOUR 1999 ECONOMIC OUTLOOK?

A.
         The Fed intervention experienced in the later half of 1998 appears to have been sufficient for the market. Strong economic data coupled with an exuberant equity market make the risk of a near term easing unlikely and the lack of inflation data does not argue for a tightening of short term interest rates. Prevailing conditions would certainly suggest that the Fed would be on hold until negative affects on the current economic policy can be ascertained.

---------------
 * Portfolio characteristics are subject to change and may not be representative of current characteristics.

   Past performance is no guarantee of future results.

PACIFIC INNOVATIONS TRUST
MANAGED BOND FUND

Q.
         WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE FOR THE TWELVE MONTHS ENDED 12/31/98?
A.
         1998 witnessed a broad array of unprecedented factors including a Russian debt default, Asian currency and debt crises, deteriorating conditions in Latin America, and massive Wall Street and hedge fund losses all culminating in a global liquidity crisis. As a result, central banks around the world cut interest rates numerous times during the fourth quarter to restore liquidity and confidence around the world. In response to the financial turmoil, investors abandoned all other fixed income sectors for the safety of U.S. Treasury bonds. Additionally, Wall Street and hedge funds were forced to unwind fixed income positions, putting further pressure on yield spreads for these sectors. As a result, mortgage-backed securities, asset-backed securities, and corporate issues underperformed U.S. Treasuries significantly for the year.

     On the positive front, the U.S. economy continued to show robust growth -- largely attributable to a strong stock market and a free spending consumer. Additionally, the country posted a budget surplus and inflation continued to be benign. The Federal Reserve Board lowered interest rates three times, driving yields roughly 100 basis points (1%) lower over the course of the year.

Q.
         HOW DID THE FUND FARE IN THIS ENVIRONMENT?
A.
         The Fund returned 6.89% to shareholders, underperforming its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index.*
Although the Fund maintained a neutral duration stance, it was overweighted in "spread" sectors such as corporate bonds, mortgage-backed securities and asset-backed securities. As mentioned above, these sectors underperformed markedly due to a dearth of buyers and absence of liquidity traditionally provided by Wall Street.

Q.
         WHAT PARTICULAR SECTORS AND/OR SECURITIES IMPACTED PERFORMANCE?**
A.
         Sector weightings (i.e. underweighting U.S. Treasuries) negatively impacted performance during the year. However, security selection aided performance, relative to the Index. Holdings in consumer non-durables, banks, phones, and aerospace contributed positively to performance. Holdings in Green Tree Financial Corp., a leading consumer lender suffering from liquidity woes, experienced a turnaround in the second half of the year as a result of its acquisition by insurance company Conseco Inc., contributing positively to performance.

Q.
         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE COMING YEAR AND HOW ARE YOU POSITIONING THE FUND?
A.
         Yield spreads for corporate bonds, mortgage-backed securities and asset-backed securities are at historically wide levels given strong fundamentals and an economy which continues to stubbornly grow. Thus, we are maintaining our overweight position in these sectors and selectively adding to issues we deem attractive. The Fund continues to have an attractive yield, relative to its Index. We see less opportunity in interest rate "bets" and expect to continue to maintain a duration relatively neutral to the Index.

---------------
 * The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index used as a benchmark for intermediate-term investments and can not be invested in directly.

** Portfolio characteristics are subject to change and may not be representative of current characteristics.

   Return figures for the Fund include change in share price, reinvestment of dividends and capital gain distributions, if any. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so an investor's shares when redeemed, may be worth more or less than their original cost.

PACIFIC INNOVATIONS TRUST
CAPITAL INCOME FUND

Q.
         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE FOR THE 12 MONTHS ENDED 12/31/98?
A.
         The continued underperformance of small capitalization companies, who are the typical issuers of convertible bonds, meant that the convertible bond market overall did not do as well as the broad market.

     In the fall of 1998, yield spreads between Treasury bonds and "B" rated corporate issues widened from 200 basis points to 400 basis points as fear of the "Hedge Fund" fallout spread across the investment markets raising concerns about liquidity and fear of a credit crunch. As prices fell in September and October, convertibles bonds fell further than expected.

Q.
         HOW DID THE FUND FARE IN THIS ENVIRONMENT?

A.
         Early in the year we felt the market was becoming risky, so we spent the spring and early summer upgrading the quality of the portfolio. We did that because higher quality credits offer better downside protection when yield spreads widen.

     This defensiveness hurt the portfolio a little early in the year as it was too conservatively positioned, but helped later in the fall when the market declined. Overall, this strategy worked fairly well as the Fund had a return of 7.06% compared with a return of 6.55% for the benchmark index, the First Boston Convertible Index.*

Q.
         WHAT PARTICULAR SECTORS IMPACTED PERFORMANCE?**
A.
         Being underweighted in technology early in the year helped the Fund. In the fall, we increased the weighting to take advantage of opportunities in the technology sector. We stayed underweighted in basics, and since the economy continues to show little inflation, these issues continue to underperform.

Q.
         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE COMING YEAR AND HOW ARE YOU POSITIONING THE FUND?
A.
         The stock market by most indices is near it's all time high. This should bring new convertible issues to the market. We will be looking closely at all issues, while we try to maintain a higher than normal credit rating.

---------------
 * The First Boston Convertible Index is a widely-used, unmanaged index which measures the performance of convertible securities and cannot be invested in directly.

** Portfolio characteristics are subject to change and may not be representative of current characteristics.

   Return figures for the Fund include change in share price, reinvestment of dividends and capital gain distributions, if any. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so an investor's shares when redeemed, may be worth more or less than their original cost.

PACIFIC INNOVATIONS TRUST
BLUE CHIP FUND

Q.
         WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE FOR THE 12 MONTHS ENDED 12/31/98?
A.
         The first half of the year saw equities fairly strong, primarily as a result of the economic and earnings recovery that started in 1997. The third quarter was marked by increased levels of selling by global investors because of Russia's devaluation and debt default, followed by hedge fund collapses and worry over scandals plaguing President Clinton. The year ended on a strong note as the Federal Reserve Board cut the Federal Funds' rate three times in the fall which provided the boost the market needed as the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) completed its strongest quarterly advance of the past 20 years.*

Q.
         HOW DID THE FUND FARE IN THIS ENVIRONMENT?
A.
         The Fund substantially outperformed its peer group, the Lipper Growth Fund Average, posting a return of 27.20% versus 22.86% for the average.** The Fund slightly underperformed the broad market, represented by the S&P 500 which returned 28.58%.

Q.
         WHAT PARTICULAR SECTORS IMPACTED PERFORMANCE?***
A.
         The technology sector was the top-performing sector followed by communication services, healthcare, consumer cyclicals and consumer staples. The laggards were basic materials, transportation and energy.

Q.
         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE COMING YEAR AND HOW ARE YOU POSITIONING THE PORTFOLIO?
A.
         We seek to identify individual stocks with the greatest potential for long-term growth. We emphasize stocks with large market capitalizations, future growth potential, and a reasonable price. For 1999, we will add value by choosing stocks of companies that offer a combination of growth, value, and earnings momentum. Our investment philosophy is to remain market neutral in all areas of portfolio construction, except specific security selection. We remain focused on meeting the goals of long-term investors while attempting to outperform the S&P 500 Index on a consistent basis.

---------------
  * The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

 ** Lipper Inc., is an independent mutual fund performance monitor. Funds included in the Lipper Growth Funds Average normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks represented in the major unmanaged stock indices.

*** Portfolio characteristics are subject to change and may not be representative of current characteristics.

     Return figures for the Fund include change in share price, reinvestment of dividends and capital gain distributions, if any. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so an investor's shares when redeemed, may be worth more or less than their original cost.

PACIFIC INNOVATIONS TRUST
MID-CAP EQUITY FUND

Q.
         WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE FOR THE 12 MONTHS ENDED 12/31/98?
A.
         The first half of the year saw equities fairly strong, primarily as a result of the economic and earnings recovery that started in 1997. The third quarter was marked by increased selling by global investors because of Russia's devaluation and debt default, followed by hedge fund collapses and worry over scandals plaguing President Clinton. The year-ended on a strong note as the Federal Reserve Board cut the Federal Funds' rate three times in the fall which provided the boost the market needed as the Standard & Poor's 500 Composite Stock Price Index completed its strongest quarterly advance of the past 20 years.*

Q.
         HOW DID THE FUND FARE IN THIS ENVIRONMENT?
A.
         The portfolio posted a return of 17.18% outperforming its peer group, the Lipper Mid-Cap Funds Average which returned 12.16%.** The Standard
& Poor's MidCap 400 Index (S&P MidCap 400 Index) returned 19.02%.**

Q.
         WHAT PARTICULAR SECTORS IMPACTED PERFORMANCE?***
A.
         The technology sector was the top performing sector followed by healthcare and communication services. The laggards were basic materials, consumer staples, capital goods and energy.

Q.
         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE COMING YEAR AND HOW ARE YOU POSITIONING THE FUND?
A.
         We seek to identify individual stocks with the greatest potential for long-term growth. We emphasize stocks with medium market capitalizations, future growth potential, and a reasonable price.

         For 1999, we will add value by choosing stocks of companies that offer a combination of growth, value, and earnings momentum. Our investment philosophy is to remain market neutral in all areas of portfolio construction, except specific security selection. We remain focused on meeting the goals of long-term investors while attempting to outperform the S&P MidCap 400 Index on a consistent basis.

---------------
  * The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

 ** Lipper Inc., an independent mutual fund performance monitor. Funds included in the Lipper Mid-Cap Average invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

    The Standard & Poor's MidCap 400 Index is a market value weighted index that measures the market value of 400 domestic stocks chosen for market capitalization, liquidity and industry group representation.

*** Portfolio characteristics are subject to change and may not be representative of current characteristics.

         Return figures for the Fund include change in share price, reinvestment of dividends and capital gain distributions, if any. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so an investor's shares when redeemed, may be worth more or less than their original cost.

PACIFIC INNOVATIONS TRUST
AGGRESSIVE GROWTH FUND

Q.
         WHAT WERE THE ECONOMIC AND MARKET CONDITIONS LIKE FOR THE 12 MONTHS ENDED 12/31/98?
A.
         The first half of the year saw equities fairly strong, primarily as a result of the economic and earnings recovery that started in 1997. The third quarter was marked by increased levels of selling by global investors because of Russia's devaluation and debt default, followed by hedge fund collapses and worry over scandals plaguing President Clinton. The year ended on a strong note as the Federal Reserve Board cut the Federal Funds' rate three times in the fall which provided the boost the market needed as the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) completed its strongest quarterly advance of the past 20 years.*

Q.
         HOW DID THE FUND FARE IN THIS ENVIRONMENT?
A.
         The Fund posted a return of -1.77%, slightly underperforming the benchmark index, the Standard & Poor's SmallCap 600 Index (S&P 600
Index), which returned -1.31%.**

Q.
         WHAT PARTICULAR SECTORS IMPACTED PERFORMANCE?***
A.
         The utilities sector was the top-performing sector followed by transportation, technology and basic materials. The laggards were energy, communications services, capital goods and consumer staples.

Q.
         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE COMING YEAR AND HOW ARE YOU POSITIONING THE PORTFOLIO?
A.
         We seek to identify individual stocks with the greatest potential for long-term growth. We emphasize stocks with small market capitalizations, future growth potential, and a reasonable price. For 1999, we will add value by choosing stocks of companies that offer a combination of growth, value, and earnings momentum. Our investment philosophy is to remain market neutral in all areas of portfolio construction, except specific security selection. We remain focused on meeting the goals of long-term investors while attempting to outperform the S&P 600 Index on a consistent basis.

---------------
  * The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

 ** The Standard & Poor's SmallCap 600 Index is a market-capitalization weighted index consisting of 600 common stocks that capture the economic and industry characteristics of small-company stock performance. It is unmanaged and unavailable for investment.

*** Portfolio characteristics are subject to change and may not be representative of current characteristics.

     Return figures for the Fund include change in share price, reinvestment of dividends and capital gain distributions, if any. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so an investor's shares when redeemed, may be worth more or less than their original cost.

PACIFIC INNOVATIONS TRUST
INTERNATIONAL FUND

Q.
         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE FOR THE 12 MONTHS ENDED 12/31/98?
A.
         Economic and market conditions during 1998 were extremely challenging. The developed countries of the world, with the exception of Japan, demonstrated strong growth in the first half. Growth decelerated some in the second half of the year. Japan and many emerging countries, especially in Asia, experienced contractions in economic output. The primary reasons for the contractions in Asia came from the continued fallout from 1997's financial and economic crises and currency devaluations. This brought a spectacular end to a prolonged economic upswing in which debt levels soared beyond economically justifiable levels. Also a factor was the general economic malaise in Japan, which is experiencing its deepest recession since World War II. The downward pressure on global prices from the Asian crisis allowed interest rates to fall in Europe and the U.S., resulting in strong rallies through mid-year. By late summer, however, investors experienced a sharp change of heart and began to be much more worried about the world economy. As news was released of the Russian default, and the bailout of a prominent hedge fund, markets worldwide went into a sharp decline. However, the markets' sharp decline began to reverse in October. Central banks lowered interest rates substantially in a coordinated global effort led by the U.S. Federal Reserve Board to head off a global credit crunch, which in turn boosted market returns. Almost all markets, with the notable exception of Japan, finished the year strongly as investors looked toward 1999 and beyond with renewed enthusiasm.

Q.
         HOW DID THE FUND FARE IN THIS ENVIRONMENT?*
A.
         The Fund returned 11.63% for the 1998 calendar year, trailing the MSCI All Country World Free ex-US Index return of 14.5%.** The Fund's shortfall relative to the Index was primarily due to security selection in Europe. Early in the year we took the position that cyclicals, such as materials and industrial/commercial stocks, which had been unfairly penalized in late 1997 and early 1998 because of fears related to the Asian crises, were attractively valued and should perform well. However, Asia has taken longer to recover than we expected and global disinflation existed to a much greater extent than expected. This resulted in particularly tough pricing in basic materials and industrial products causing these stocks to perform poorly.
The crisis came to a head in the late summer. In anticipation of a period of uncertainty and uneven stock market performance, we repositioned the Fund toward defensive, stable growth stocks in healthcare and utilities. Although we expected that central banks would eventually act to lower interest rates and ease the growing credit crunch, we did not expect it to happen so quickly, nor did we anticipate that the markets would respond with such enthusiasm. As a result of our cautious outlook, we were underweight in sectors such as finance and industrial & commercial, which faced the greatest risk from the deteriorating economic fundamentals. These stocks' prices were the most depressed in the late summer correction, but subsequently rebounded the highest following the central banks' monetary easing.
On the positive side, the Fund's broad regional and country allocations contributed significantly to performance. We are pleased to report that we reduced the Fund's weighting in Asian stocks before the worst of the crisis hit those markets. We correctly assessed that investors had not priced in the full extent of the problems that were unfolding in that region. The Fund also benefited from a below benchmark weighting in Latin America. Another positive contributor was the Fund's significant underweighting in Japan, which we felt faced significant financial, economic and structural problems and had made little progress toward fixing any of them.

---------------
  * Portfolio characteristics are subject to change and may not be representative of current characteristics.

 ** The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index is an unmanaged index used as a performance benchmark for international equity funds and can not be invested in directly.

     INVESTING IN INTERNATIONAL INVESTMENTS MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS, AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

     Return figures for the Fund include change in share price, reinvestment of dividends and capital gain distributions, if any. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so an investor's shares when redeemed, may be worth more or less than their original cost.

Q.
         WHAT PARTICULAR COUNTRIES/REGIONS OR SECURITIES IMPACTED PERFORMANCE?
A.
         As discussed above, the Fund benefited significantly from its regional allocation decisions during the year. Overall, relative to the MSCI All
Country World Free ex-US Index, we maintained an overweight position in Europe, which outperformed the overall index, and underweight positions in Japan and the Emerging Markets, which both underperformed the Index.

On an individual stock basis, the best performing stock and the largest positive contributor to the Fund's return was Nokia (+249%) the Finnish telecommunications equipment maker. Nokia continued to show strong, consistent growth in sales and earnings, and expanded market share in both its core mobile phone products and in its communications infrastructure business. Mannesman (+128%), the German company, was the next best performing stock in the Fund due to impressive performance in its cellular communications business. We owned both of these stocks throughout the year and view them as long term holdings. Toshiba (+45%), a Japanese semiconductor and electronics company, is a stock we bought with a shorter timeframe in anticipation of a turn in the semiconductor business cycle. The semiconductor cycle bottomed mid-year and business, and the stocks, rebounded in the latter part of the year, providing significant gains for the Fund. Toshiba returned 35% from the time we established our position through the end of the year.

The worst performing stock in the Fund was Alcatel, the French telecommunications equipment maker, which returned -34% during the period the Fund held it. The company surprised investors in the third quarter with a negative earnings and revenue outlook, after having recently affirmed prior forecasts of steady growth in both areas. The stock dropped precipitously on the date of the announcement, following a pattern seen by many other stocks that disappoint investors with profit shortfalls. We continue to hold the stock because our analysis has reconfirmed both the quality of the management and the strength of the underlying business.

Q.
         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE COMING YEAR AND HOW ARE YOU POSITIONING THE FUND?
A.
         As we head into the New Year, the portfolio remains overweight in the European markets. We believe the fundamental case for owning European equities remains intact. On the Continent, the ongoing theme of corporate restructuring and an increased focus on shareholder returns will only be amplified by the advent of the Euro currency area. While we recognize that we were early in getting into more defensive, stable growth names in the third quarter of 1998, we feel that this is the appropriate positioning going forward given our outlook of slower growth in the region in 1999. In the utility sector, we added Suez Lyonnaise Eaux, a French utility which also provides a strong restructuring story, and we participated in the privatization of Swisscom, a Swiss telephone company. In the case of the U.K., we see ample room for cuts in interest rates as the economy weakens faster than on the Continent. These additional rate cuts, and the anticipated economic recovery, should provide a catalyst for U.K. outperformance. Continuing the theme of positioning the portfolio towards more stable growth names, in the U.K. we have been adding Vodafone, a leading provider of cellular telephone services and Smithkline Beecham, the pharmaceuticals company.

In Japan, we remain cautious and underweight. The fundamentals are still deteriorating, and fiscal 1999 will be another significant down year for corporate profits. While Japan continues to experience occasional stock market "bounces", as positive economic policy initiatives are announced that we believe will help avert an economic "melt-down", we do not see evidence of steps to address the serious underlying structural problems that must be remedied before a sustainable market recovery is possible. Although we have found some opportunities in Japan, such as Toshiba, mentioned above, we are being highly selective about the stocks we pick and are reducing our weighting in the country.

With respect to Asia outside of Japan, we maintain an underweight position. The concerted global monetary easing that is on its way will, at some point, help restart global growth and the Asian markets, ex-Japan, typically do better in an environment of lower rates and accelerating growth. However, while the environment is improving somewhat relative to six months ago, we are still relatively cautious. We do not believe the current yen strength can be sustained. However, another bout of yen weakness could pose a problem for the region. Furthermore, we have yet to see significant corporate restructuring or any of the major corporate (non-financial) defaults, steps we believe are necessary in order to address the excess debt problem that contributed to the regions crisis in the first place.
We also remain very cautious on Latin America, where profits and economic growth rates are being squeezed, led by the International Monetary Fund's belt tightening program in Brazil. Despite the fact that we are pessimistic about the region overall, we maintain some exposure to the region as we believe that valuations are very attractive providing attractive risk/reward characteristics for limited and select holdings in the area.

PACIFIC INNOVATIONS TRUST
MANAGED BOND FUND
(AS OF DECEMBER 31, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.) [MANAGED BOND FUND PERFORMANCE CHART]

                                                                                                   LEHMAN BROTHERS INTERMEDIATE
                                                                     MANAGED BOND FUND           GOVERNMENT/CORPORATE BOND INDEX
                                                                     -----------------           -------------------------------
3/01/97                                                                    10000                              10000
6/30/97                                                                    10196                              10224
12/31/97                                                                   10659                              10725
6/30/98                                                                    10985                              11097
12/31/98                                                                   11394                              11630

HOW PERFORMANCE COMPARES

The chart compares the performance of the Pacific Innovations Trust Bond Fund to the Lehman Brothers Intermediate Government/Corporate Bond Index, which is an unmanaged index typically used as a performance benchmark for intermediate term investments.

An initial $10,000 investment in the Fund made on March 1, 1997, would now be worth $11,394. The same investment in the Lehman Brothers Intermediate Government/Corporate Bond Index would now be worth $11,630.

-------------------------------------------------------
                   MANAGED BOND FUND
                AGGREGATE TOTAL RETURN
-------------------------------------------------------
  1 year                6.89%
 ................................................
  Since Inception      13.94%
  (3/01/1997)
-------------------------------------------------------

Performance quoted is not annualized.

FEDERAL INCOME TAX STATUS OF DIVIDENDS

The Managed Bond Fund ("Fund") distributed a total Capital Gain Dividend of $0.012084 during the fiscal year ending December 31, 1998. Of this total Capital Gain Dividend amount, the Fund made a 20 Percent Rate Gain distribution of $0.012084.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. The return for the Fund includes change in share price, reinvestment of dividends, and capital gains distributions, if any. The return does not include deductions at the separate account or contract level for administrative fees and charges, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract.

The Lehman Brothers Intermediate Government/Corporate Bond Index may not be invested in directly. The hypothetical investment in the Lehman Brothers Intermediate Government/Corporate Bond Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC INNOVATIONS TRUST
CAPITAL INCOME FUND
(AS OF DECEMBER 31, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.) [CAPITAL INCOME FUND PERFORMANCE CHART]

                                                                                             FIRST BOSTON
                                                            CAPITAL INCOME FUND            CONVERTIBLE INDEX
3/1/97                                                             10000                         10000
6/30/97                                                            10850                         10930
12/31/97                                                           11475                         11390
6/30/98                                                            11994                         12141
12/31/98                                                           12285                         12141

HOW PERFORMANCE COMPARES

As the chart indicates, the Pacific Innovations Trust Capital Income Fund has out-performed the market, as compared to the First Boston Convertible Index, a widely-used, unmanaged index which measures the performance of convertible securities. An initial $10,000 investment in the Fund made on March 1, 1997, would now be worth $12,285. The same investment made in the First Boston Convertible Index, would now be worth $12,141.

-------------------------------------------------------
                  CAPITAL INCOME FUND
                AGGREGATE TOTAL RETURN
-------------------------------------------------------
  1 year                7.06%
 ................................................
  Since Inception      22.85%
  (3/01/97)
-------------------------------------------------------

Performance quoted is not annualized.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. The return for the Fund includes change in share price, reinvestment or dividends, and capital gain distributions, if any. The return does not include deductions at the separate account or contract level for administrative fees and charges, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract.

The First Boston Convertible Index may not be invested in directly. The hypothetical investment in the First Boston Convertible Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees.

PACIFIC INNOVATIONS TRUST
BLUE CHIP FUND
(AS OF DECEMBER 31, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.) [BLUE CHIP FUND PERFORMANCE CHART]

                                                                 BLUE CHIP                  S & P 500 INDEX
3/1/97                                                             10000                         10000
6/30/97                                                            11180                         11263
12/31/97                                                           12327                         12455
6/30/98                                                            14462                         14661
12/31/98                                                           15680                         16014

HOW PERFORMANCE COMPARES

The chart compares the performance of the Pacific Innovations Trust Blue Chip Fund to the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which is an unmanaged index typically used as a performance benchmark for equity investments.
An initial $10,000 investment in the Fund made on March 1, 1997, would now be worth $15,680. The same investment made in the S&P 500 Index would now be worth $16,014.

-------------------------------------------------------
                    BLUE CHIP FUND
                AGGREGATE TOTAL RETURN
-------------------------------------------------------
  1 year               27.20%
 ................................................
  Since Inception      56.80%
  (3/01/97)
-------------------------------------------------------

Performance quoted is not annualized.

FEDERAL INCOME TAX STATUS OF DIVIDENDS

The Blue Chip Fund ("Fund") distributed a total Capital Gain Dividend of $0.134633 during the fiscal year ending December 31, 1998. Of this total Capital Gain Dividend amount, the Fund made a 20 Percent Rate Gain distribution of $0.134633.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. The return for the Fund includes change in share price, reinvestment of dividends, and capital gain distributions, if any. The return does not include deductions at the separate account or contract level for administrative fees and charges, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract.

The S&P 500 Index may not be invested in directly. The hypothetical investment in the S&P 500 Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees.

PACIFIC INNOVATIONS TRUST
MID-CAP EQUITY FUND
(AS OF DECEMBER 31, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.) [MID CAP EQUITY FUND PERFORMANCE CHART]

                                                                    MID-CAP EQUITY FUND                S&P MIDCAP 400 INDEX
                                                                    -------------------                --------------------
3/01/97                                                                    10000                              10000
6/30/97                                                                    11040                              10981
12/31/97                                                                   12780                              12851
6/30/98                                                                    13689                              13959
12/31/98                                                                   14975                              15303

HOW PERFORMANCE COMPARES

The chart compares the performance of the Pacific Innovations Trust Mid-Cap Fund to the Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index), which is an unmanaged index typically used as a performance benchmark for equity investments.
An initial $10,000 investment in the Fund made on March 1, 1997 would now be worth $14,975. The same investment made in the S&P MidCap 400 Index, would now be worth $15,303.

-------------------------------------------------------
                  MID-CAP EQUITY FUND
                AGGREGATE TOTAL RETURN
-------------------------------------------------------
  1 year               17.18%
 ................................................
  Since Inception      49.75%
  (3/01/97)
-------------------------------------------------------

Performance quoted is not annualized.

FEDERAL INCOME TAX STATUS OF DIVIDENDS

The Mid-Cap Equity Fund ("Fund") distributed a total Capital Gain Dividend of $0.077125 during the fiscal year ending December 31, 1998. Of this total Capital Gain Dividend amount, the Fund made a 20 Percent Rate Gain distribution of $0.077125.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. The return for the Fund includes change in share price, reinvestment of dividends, and capital gain distributions, if any. The return does not include deductions at the separate account or contract level for administrative fees and charges, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract.

The S&P MidCap 400 Index may not be invested in directly. The hypothetical investment in the S&P MidCap 400 Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees and the effect of the maximum sales charge.

PACIFIC INNOVATIONS TRUST
AGGRESSIVE GROWTH FUND
(AS OF DECEMBER 31, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.) [AGGRESSIVE GROWTH FUND PERFORMANCE GRAPH]

                                                    AGGRESSIVE GROWTH          RUSSELL 2000 GROWTH
                                                          FUND                        INDEX                   S&P 600 INDEX
                                                    -----------------          -------------------            -------------
3/01/97                                                   10000                       10000                       10000
6/30/97                                                   10870                       10926                       11205
12/31/97                                                  11765                       11728                       12613
6/30/98                                                   12699                       12368                       13385
12/31/98                                                  11556                       11872                       12449

HOW PERFORMANCE COMPARES

We have changed the Fund's benchmark index from the Russell 2000 Growth Index to the Standard & Poor's SmallCap 600 Index (S&P 600 Index) which more closely resembles the composition of the Fund and, we believe, is a more appropriate benchmark for the Fund's holdings. In order to complete the transition to the new benchmark we are a providing a hypothetical comparison of the Fund's performance since inception through December 31, 1998 with both its former benchmark and its new benchmark, the S&P 600 Index.

-------------------------------------------------------
                AGGRESSIVE GROWTH FUND
                AGGREGATE TOTAL RETURN
-------------------------------------------------------
  1 year               (1.77%)
 ......................................................
  Since Inception      15.56%
  (3/01/97)
-------------------------------------------------------

Performance quoted is not annualized.

The chart compares the Pacific Innovations Trust Aggressive Growth Fund to the S&P 600 Index, which is an unmanaged index typically used as a performance benchmark for small-company stock performance.

An initial $10,000 investment made in the Fund on March 1, 1997, would now be worth $11,556. The same investment made in the S&P 600 Index, would now be worth $12,449.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. The return for the Fund includes change in share price, reinvestment of dividends, and capital gains distributions, if any. The return does not include deductions at the separate account or contract level for administrative fees and charges, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract.

The S&P 600 Index may not be invested in directly. The hypothetical investment in the S&P 600 Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees.

PACIFIC INNOVATIONS TRUST
INTERNATIONAL FUND
(AS OF DECEMBER 31, 1998)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.) [INTERNATIONAL FUND PERFORMANCE CHART]

                                                                                           MSCI ALL COUNTRY
                                                                                          WORLD FREE EX-U.S.
                                                            INTERNATIONAL FUND                   INDEX
3/1/97                                                             10000                         10000
6/30/97                                                            10950                         11274
12/31/97                                                           10056                         10207
6/30/98                                                            11588                         11430
12/31/98                                                           11226                         11684

HOW PERFORMANCE COMPARES

The chart compares the Pacific Innovations Trust International Fund to the Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index, which is an unmanaged index typically used as a performance benchmark for international equity investments.
An initial $10,000 investment in the Fund made on March 1, 1997 would now be worth $11,226. The same investment made in the MSCI All Country World Free ex-U.S. Index would now be worth $11,684.

-------------------------------------------------------
                  INTERNATIONAL FUND
                AGGREGATE TOTAL RETURN
-------------------------------------------------------
  1 year               11.63%
 ......................................................
  Since Inception      12.26%
  (3/01/97)
-------------------------------------------------------

Performance quoted is not annualized.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

The investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. The return for the Fund includes change in share price, reinvestment of dividends, and capital gains distributions, if any. The return does not include deductions at the separate account or contract level for administrative fees and charges, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index may not be invested in directly. The hypothetical investment in the Morgan Stanley Capital International (MSCI) All Country World Free ex-U.S. Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees.

PACIFIC INNOVATIONS TRUST
MANAGED BOND FUND

RESULTS (UNAUDITED) OF SPECIAL SHAREHOLDER MEETING HELD ON DECEMBER 29, 1998

On December 29, 1998, a special meeting of shareholders of the Pacific Innovations Trust -- Managed Bond Fund was held in order to vote on the following proposal:

     (1) To consider the approval of a new sub-advisory agreement between Bank of America NT&SA, the Managed Bond Fund's adviser, and Scudder Kemper Investments, Inc.;

The voting results for the proposal are shown below:

                              Shares
                          Outstanding and
                            Represented                              Abstained/
 Proposal    Vote Basis   at the Meeting      In Favor     Opposed    Withheld
----------  ------------  ---------------   ------------  ---------  ----------
PROPOSAL 1  Managed Bond   1,746,723.42     1,473,397.31  39,605.59  233,720.53
             Fund Only

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                    MATURITY    PAR
                                      DATE     (000)      VALUE
                                      ----     -----      -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 68.2%
FANNIEMAE -- 11.5%
    FannieMae Discount Note
      4.800%......................  01/04/99   $  100   $   99,960
    FannieMae Discount Note
      5.000%......................  01/08/99       10        9,990
    FannieMae Discount Note
      5.040%......................  02/19/99      100       99,314
    FannieMae Discount Note
      4.970%......................  03/15/99      225      222,732
    FannieMae
      5.580%......................  01/15/99      100       99,995
    FannieMae
      5.280%......................  03/01/99       45       44,977
    FannieMae
      5.570%......................  05/07/99      200      200,558
                                                        ----------
    TOTAL FANNIEMAE.........................               777,526
                                                        ----------
FEDERAL FARM CREDIT BANK -- 9.3%
    Federal Farm Credit Bank
      Discount Note
      5.100%......................  01/07/99      100       99,915
    Federal Farm Credit Bank
      Discount Note
      5.150%......................  01/11/99      155      154,778
    Federal Farm Credit Bank
      Discount Note
      4.840%......................  04/09/99       80       78,946
    Federal Farm Credit Bank
      Discount Note
      5.330%......................  04/20/99      200      196,772
    Federal Farm Credit Bank
      Medium Term Note
      6.720%......................  06/22/99      100      100,818
                                                        ----------
    TOTAL FEDERAL FARM CREDIT BANK..........               631,229
                                                        ----------
FEDERAL HOME LOAN BANK -- 11.4%
    Federal Home Loan Bank
      Discount Note
      5.010%......................  01/22/99      130      129,620
    Federal Home Loan Bank
      Discount Note
      4.870%......................  04/12/99      105      103,565
    Federal Home Loan Bank Note
      5.350%......................  01/04/99       50       49,998
    Federal Home Loan Bank Note
      9.300%......................  01/25/99      125      125,279
    Federal Home Loan Bank Note
      5.925%......................  02/01/99       15       15,002
    Federal Home Loan Bank Note
      6.310%......................  03/26/99      200      200,445


                                    MATURITY    PAR
                                      DATE     (000)      VALUE
                                      ----     -----      -----
    Federal Home Loan Bank Note
      6.600%......................  04/13/99   $   25   $   25,065
    Federal Home Loan Bank Note
      6.555%......................  04/15/99      100      100,377
    Federal Home Loan Bank Note
      8.600%......................  08/25/99       15       15,283
    Federal Home Loan Bank Note
      6.150%......................  09/14/99       10       10,018
                                                        ----------
    TOTAL FEDERAL HOME LOAN BANK............               774,652
                                                        ----------
FEDERAL HOME LOAN MORTGAGE CORP. -- 28.6%
    Federal Home Loan Mortgage
      Corp. Discount Note
      5.000-5.340%................  01/06/99       96       95,933
    Federal Home Loan Mortgage
      Corp. Discount Note
      5.150%......................  01/12/99      310      309,512
    Federal Home Loan Mortgage
      Corp. Discount Note
      4.800-5.090%................  01/15/99      577      575,891
    Federal Home Loan Mortgage
      Corp. Discount Note
      5.080%......................  02/17/99      100       99,337
    Federal Home Loan Mortgage
      Corp. Discount Note
      4.870%......................  04/09/99      145      143,078
    Federal Home Loan Mortgage
      Corp. Discount Note
      4.900%......................  04/23/99      350      344,665
    Federal Home Loan Mortgage
      Corp. Note
      6.550%......................  04/19/99       10       10,026
    Federal Home Loan Mortgage
      Corp. Note
      5.550%......................  04/29/99      200      200,230
    Federal Home Loan Mortgage
      Corp. Note
      7.125%......................  07/21/99      160      161,899
                                                        ----------
    TOTAL FEDERAL HOME LOAN MORTGAGE
      CORP..................................             1,940,571
                                                        ----------
STUDENT LOAN MARKETING ASSOCIATION -- 7.4%
    Student Loan Marketing
      Association VR Medium Term
      Note
      4.838%......................  01/05/99      500      499,614
                                                        ----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $4,623,592).........................             4,623,592
                                                        ----------

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------


                                    MATURITY    PAR
                                      DATE     (000)      VALUE
                                      ----     -----      -----
REPURCHASE AGREEMENTS -- 31.5%
Goldman Sachs & Co.,
    5.000% dated 12/31/98,
    repurchase price $300,167
    (collateralized by $583,889
    FannieMae, 5.50%-9.00%,
    05/01/09-06/01/24,
    market value $306,000)........  01/04/99   $  300   $  300,000
HSBC Securities, Inc.
    5.020% dates 12/31/98,
    repurchase price $1,538,858
    (collateralized by $2,143,000
    Resolution Funding Strips,
    0.00%, 01/15/99-04/15/12,
    market value $1,570,627)......  01/04/99    1,538    1,538,000
Lehman Brothers, Inc.
    5.020% dated 12/31/98,
    repurchase price $300,167
    (collateralized by $400,000
    FannieMae, 8.50%, 10/01/27,
    market value $306,464)........  01/04/99      300      300,000
                                                        ----------
TOTAL REPURCHASE AGREEMENTS
  (COST $2,138,000).........................             2,138,000
                                                        ----------
TOTAL INVESTMENTS -- 99.7%
  (COST $6,761,592).........................             6,761,592
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.3%.......................                18,650
                                                        ----------
NET ASSETS -- 100.0%........................            $6,780,242
                                                        ==========

--------------------------------------------------------------------------------
See Notes to Financial Statements.

MANAGED BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                 MATURITY     PAR
                                   DATE      (000)        VALUE
                                   ----      -----        -----
ASSET BACKED SECURITIES -- 9.7%
    Advanta, Series 1997-1
      7.10%....................  04/25/20   $    212   $   217,806
    Carco Auto Loan Master
      Trust, Series 1997-1
      6.69%....................  08/15/04        125       126,198
    CIT RV Trust, Series 1996-A
      5.40%....................  12/15/11         30        29,644
    Discover Card Master Trust
      1, Series 1998-2, Class A
      5.80%....................  09/16/03        250       251,082
    Green Tree Financial Corp.,
      Series 1995-8
      7.30%....................  12/15/26        250       243,765
    Green Tree Financial Corp.,
      Series 1996-2
      7.90%....................  04/15/27        250       232,887
    Green Tree Home Improvement
      Loan Trust, Series 1997-A
      6.75%....................  08/15/23         67        67,052
    The Money Store Home Equity
      Trust, Series 1994-C
      7.80%....................  10/15/21        300       317,185
    UCFC Home Equity Loan,
      Series 1997-A1
      6.98%....................  04/15/16        150       153,235
    Union Acceptance Corp.,
      Series 1997-B
      6.37%....................  04/10/01         64        64,731
    Western Financial, Series
      1997-A
      6.50%....................  09/20/01         87        87,258
                                                       -----------
TOTAL ASSET BACKED SECURITIES
  (COST $1,781,007)......................                1,790,843
                                                       -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.7%
    Merrill Lynch Trust, Series
      45
      9.10%....................  09/20/14         52        53,203
    Nomura Asset Securities
      Corp., Series 1994-1
      6.63%....................  01/25/09        199       200,352
    PaineWebber Mortgage,
      Series 1993-6
      6.90%....................  08/25/08         60        60,797
    Residential Funding
      Mortgage, Series 1996-S15
      7.75%....................  01/25/07        218       223,011
    Residential Funding
      Mortgage, Series 1997-S19
      6.50%....................  12/25/12        152       152,577
                                                       -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (COST $681,561)........................                  689,940
                                                       -----------
CORPORATE OBLIGATIONS -- 33.2%
AEROSPACE -- 1.9%
    Raytheon Co. Notes
      6.15%....................  11/01/08        350       354,375
                                                       -----------
BEVERAGES & FOOD -- 1.4%
    Coca-Cola Enterprises Notes
      6.38%....................  08/01/01        250       256,250
                                                       -----------


                                 MATURITY     PAR
                                   DATE      (000)        VALUE
                                   ----      -----        -----
ENERGY -- 1.6%
    Enterprise Oil Notes
      6.50%....................  05/01/05   $    300   $   301,125
                                                       -----------
ENVIRONMENTAL SERVICES -- 1.6%
    USA Waste Services, Inc.
      Notes
      6.13%....................  07/15/01        300       299,625
                                                       -----------
FINANCIAL -- BANK & TRUST -- 4.9%
    Capital One Bank Notes
      6.15%....................  06/01/01        200       200,250
    Royal Bank of Scotland
      Notes
      7.38%....................  04/29/49        350       336,875
    U.S. Bancorp Sub Notes
      8.13%....................  05/15/02        350       374,937
                                                       -----------
    TOTAL FINANCIAL -- BANK & TRUST......                  912,062
                                                       -----------
FINANCIAL SERVICES -- 7.8%
    Associates Corp. Sr. Notes
      6.25%....................  11/01/08        300       311,625
    Countrywide Home Loan Notes
      5.62%....................  10/16/00        300       300,000
    FINOVA Capital Corp. Notes
      5.88%....................  10/15/01        200       199,000
    Ford Motor Credit Co. Notes
      6.50%....................  02/28/02        100       102,875
    International Lease Finance
      Corp. Notes
      6.38%....................  08/01/01        250       255,625
    Lehman Brothers Holdings
      Notes
      6.63%....................  12/27/02        175       175,437
    Merrill Lynch & Co. Notes
      6.47%....................  06/27/00        100       101,731
                                                       -----------
    TOTAL FINANCIAL SERVICES.............                1,446,293
                                                       -----------
MULTI-INDUSTRY -- 1.9%
    Tyco International Group
      Notes
      6.38%....................  06/15/05        350       355,687
                                                       -----------
REAL ESTATE -- 4.9%
    American Health Properties
      Notes
      7.05%....................  01/15/02        200       207,500
    Equity Residential
      Properties Notes
      6.55%....................  11/15/01        300       305,250
    Simon Debartolo Group Notes
      6.88%....................  11/15/06        300       291,750
    Spieker Properties Notes
      7.13%....................  12/01/06        100       101,125
                                                       -----------
    TOTAL REAL ESTATE....................                  905,625
                                                       -----------
RESTAURANTS -- 1.7%
    McDonald's Corp. Notes
      5.90%....................  05/11/01        300       304,695
                                                       -----------
RETAIL & MERCHANDISING -- 1.5%
    Wal-Mart Stores, Inc. Notes
      8.63%....................  04/01/01        250       268,125
                                                       -----------

MANAGED BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------


                                 MATURITY     PAR
                                   DATE      (000)        VALUE
                                   ----      -----        -----
TELECOMMUNICATIONS -- 4.0%
    Comcast Cable
      Communications Notes
      6.20%....................  11/15/08   $    250   $   254,063
    US West Capital Funding,
      Inc. Notes
      6.13%....................  07/15/02        300       306,750
    Worldcom, Inc. Notes
      6.13%....................  08/15/01        165       167,475
                                                       -----------
    TOTAL TELECOMMUNICATIONS.............                  728,288
                                                       -----------
TOTAL CORPORATE OBLIGATIONS
  (COST $6,084,887)......................                6,132,150
                                                       -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.1%
    FannieMae
      5.75%....................  04/15/03      1,300     1,337,043
    Federal Home Loan Mortgage
      Corp., Pool 200057
      9.00%....................  11/01/01         14        14,146
    Federal Home Loan Mortgage
      Corp., Pool 218960
      9.00%....................  10/01/02         28        29,174
    Federal Home Loan Mortgage
      Corp., Pool 380061
      9.00%....................  12/01/04         32        33,489
    Government National
      Mortgage Assoc. Pool
      286324
      9.00%....................  02/15/20        252       270,992
    Government National
      Mortgage Assoc. Pool
      286405
      9.00%....................  04/15/20         63        67,751
    Government National
      Mortgage Assoc. Pool
      780011
      10.00%...................  07/15/22        255       279,263
    Government National
      Mortgage Assoc. Pool
      780081
      10.00%...................  02/15/25        254       277,536
    Government National
      Mortgage Assoc. Pool
      780657
      8.00%....................  12/15/23        279       289,760
                                                       -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $2,560,196)......................                2,599,154
                                                       -----------
U.S. TREASURY OBLIGATIONS -- 31.1%
U.S. TREASURY BONDS -- 1.6%
    U.S. Treasury Bond
      6.63%....................  02/15/27         50        59,016
    U.S. Treasury Bond
      6.38%....................  08/15/27        200       229,395
                                                       -----------
    TOTAL U.S. TREASURY BONDS............                  288,411
                                                       -----------


                                 MATURITY     PAR
                                   DATE      (000)        VALUE
                                   ----      -----        -----
U.S. TREASURY NOTES -- 29.5%
    U.S. Treasury Note
      5.63%....................  10/31/99   $    250   $   251,922
    U.S. Treasury Note
      5.38%....................  06/30/00        200       202,062
    U.S. Treasury Note
      6.38%....................  08/15/02        300       316,607
    U.S. Treasury Note
      6.25%....................  08/31/02        750       788,795
    U.S. Treasury Note
      5.75%....................  10/31/02      1,035     1,072,889
    U.S. Treasury Note
      5.63%....................  12/31/02        175       180,825
    U.S. Treasury Note
      6.50%....................  05/15/05        350       383,447
    U.S. Treasury Note
      6.50%....................  08/15/05      1,485     1,632,649
    U.S. Treasury Note
      6.13%....................  08/15/07        565       618,172
                                                       -----------
    TOTAL U.S. TREASURY NOTES............                5,447,368
                                                       -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $5,550,926)......................                5,735,779
                                                       -----------
COMMERCIAL PAPER -- 4.1%
    American Express Credit
      Corp.
      6.11% (Cost $750,000)....  01/05/99        750       750,000
                                                       -----------
                                             SHARES
                                            --------
SHORT TERM INVESTMENTS -- 2.8%
    Temporary Investment Cash Fund.......    263,090       263,090
    Temporary Investment Fund............    263,089       263,089
                                                       -----------
TOTAL SHORT TERM INVESTMENTS
  (COST $526,179)........................                  526,179
                                                       -----------
TOTAL INVESTMENTS -- 98.7%
  (COST $17,934,756).....................               18,224,045
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.3%....................                  239,506
                                                       -----------
NET ASSETS -- 100.0%.....................              $18,463,551
                                                       ===========

--------------------------------------------------------------------------------
See Notes to Financial Statements.

CAPITAL INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                 MATURITY     PAR
                                   DATE      (000)        VALUE
                                   ----      -----        -----
CONVERTIBLE BONDS -- 31.0%
BASICS -- 0.9%
    Agnico Eagle Mines, Ltd.
      3.50%....................  01/27/04   $    400   $   236,000
                                                       -----------
CAPITAL GOODS -- 4.8%
    Mark IV Industries
      4.75%....................  11/01/04         40        32,050
    Mark IV Industries 144A
      4.75%....................  11/01/04        135       108,169
    Thermo Electron Corp. 144A
      4.25%....................  01/01/03        200       179,500
    U.S. Filter Corp.
      4.50%....................  12/15/01        305       287,081
    Waste Management, Inc.
      4.00%....................  02/01/02        250       305,937
    WMX Technologies, Inc.
      2.00%....................  01/24/05        360       351,000
                                                       -----------
    TOTAL CAPITAL GOODS..................                1,263,737
                                                       -----------
CONSUMER CYCLICALS -- 7.6%
    Clear Channel
      Communications, Inc.
      2.63%....................  04/01/03        295       318,969
    Hilton Hotels Corp.
      5.00%....................  05/15/06        350       318,937
    Home Depot, Inc.
      3.25%....................  10/01/01        115       302,162
    Magna International, Inc.
      4.88%....................  02/15/05         50        51,062
    Magna International, Inc. 144A
      4.88%....................  02/15/05        230       234,887
    Omnicom Group, Inc.
      2.25%....................  01/06/13         20        26,850
    Omnicom Group, Inc. 144A
      2.25%....................  01/06/13        180       241,650
    Protection One Alarm Monitoring
      6.75%....................  09/15/03        100       103,625
    Rite Aid Corp. 144A
      5.25%....................  09/15/02        190       275,737
    Tower Automotive, Inc.
      5.00%....................  08/01/04         35        39,200
    Tower Automotive, Inc. 144A
      5.00%....................  08/01/04         50        56,000
                                                       -----------
    TOTAL CONSUMER CYCLICALS.............                1,969,079
                                                       -----------
ENERGY -- 3.0%
    Loews Corp.
      3.13%....................  09/15/07        275       216,562
    Pennzoil Co.
      4.95%....................  08/15/08        300       293,250
    Seacor Holdings, Inc.
      5.38%....................  11/15/06        230       223,675
    Seacor Holdings, Inc. 144A
      5.38%....................  11/15/06         50        48,625
                                                       -----------
    TOTAL ENERGY.........................                  782,112
                                                       -----------


                                 MATURITY     PAR
                                   DATE      (000)        VALUE
                                   ----      -----        -----
FINANCIAL SERVICES -- 3.4%
    Bank Atlantic Bancorp, Inc.
      5.63%....................  12/01/07   $    325   $   276,250
    Berkshire Hathaway, Inc.
      1.00%....................  12/02/01        130       198,575
    Penn Treaty American Corp.
      6.25%....................  12/01/03        360       389,700
    Penn Treaty American Corp.
      6.25%....................  12/01/03         15        16,256
                                                       -----------
    TOTAL FINANCIAL SERVICES.............                  880,781
                                                       -----------
HEALTH CARE -- 4.1%
    Alza Corp.
      5.00%....................  05/01/06        180       258,750
    Athena Neurosciences, Inc.
      4.75%....................  11/15/04        280       330,050
    Healthsouth Corp.
      3.25%....................  04/01/03         50        42,437
    Healthsouth Corp. 144A
      3.25%....................  04/01/03        150       127,312
    Omnicare, Inc.
      5.00%....................  12/01/07        120       124,650
    Omnicare, Inc. 144A
      5.00%....................  12/01/07        180       186,975
                                                       -----------
    TOTAL HEALTH CARE....................                1,070,174
                                                       -----------
TECHNOLOGY -- 4.8%
    Atmel Corp. 144A,
      3.25%; 8.25%, beginning
      06/01/00++...............  06/01/02        350       283,500
    Micron Technology, Inc.
      7.00%....................  07/01/04        100       107,875
    Photronics, Inc.
      6.00%....................  06/01/04        300       307,875
    Solectron Corp. 144A
      6.00%....................  03/01/06        125       341,406
    Xilinx, Inc.
      5.25%....................  11/01/02        160       207,800
                                                       -----------
    TOTAL TECHNOLOGY.....................                1,248,456
                                                       -----------
UTILITIES -- 2.4%
    Bell Atlantic Financial
      Services 144A
      5.75%....................  04/01/03        300       309,750
    Bell Atlantic Financial
      Services 144A
      4.25%....................  09/15/05        300       310,500
                                                       -----------
    TOTAL UTILITIES......................                  620,250
                                                       -----------
TOTAL CONVERTIBLE BONDS (COST
  $7,673,401)............................                8,070,589
                                                       -----------

CAPITAL INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------


                                 MATURITY     PAR
                                   DATE      (000)        VALUE
                                   ----      -----        -----
CONVERTIBLE ZERO COUPON BONDS -- 7.8%
CONSUMER CYCLICALS -- 1.8%
    Pep Boys, Inc.
      4.44%+...................  09/20/11   $    400   $   207,000
    Times Mirror Co.
      4.34%+...................  04/15/17        600       267,000
                                                       -----------
    TOTAL CONSUMER CYCLICALS.............                  474,000
                                                       -----------
HEALTH CARE -- 3.0%
    Elan International Finance 144A
      3.25%+...................  12/14/18        600       339,000
    Roche Holdings, Inc. 144A
      5.71%+...................  04/20/10        390       249,112
    Roche Holdings, Inc. 144A
      5.11%+...................  05/06/12        390       204,750
                                                       -----------
    TOTAL HEALTH CARE....................                  792,862
                                                       -----------
TECHNOLOGY -- 1.7%
    Hewlett-Packard Co.
      3.18%+...................  10/14/17        500       281,250
    Motorola, Inc.
      1.45%+...................  09/27/13        205       151,188
                                                       -----------
    TOTAL TECHNOLOGY.....................                  432,438
                                                       -----------
UTILITIES -- 1.3%
    U.S. Cellular Corp. LYON
      5.71%+...................  06/15/15        800       333,000
                                                       -----------
TOTAL CONVERTIBLE ZERO COUPON BONDS (COST
  $1,973,797)............................                2,032,300
                                                       -----------
                                             SHARES
                                            --------
COMMON STOCK -- 20.9%
CONSUMER CYCLICALS -- 1.1%
    Nordstrom, Inc. .....................      8,270       286,866
                                                       -----------
CONSUMER STAPLES -- 2.4%
    McDonald's Corp. ....................      4,325       331,403
    Procter & Gamble Co. ................      3,300       301,331
                                                       -----------
    TOTAL CONSUMER STAPLES...............                  632,734
                                                       -----------
ENERGY -- 1.5%
    Amoco Corp. .........................      6,000       362,250
    Seacor Holdings, Inc.*...............        300        14,831
                                                       -----------
    TOTAL ENERGY.........................                  377,081
                                                       -----------
FINANCIAL -- BANK & TRUST -- 3.9%
    American Bankers Insurance Group,
      Inc. ..............................      6,200       299,925
    Fleet Financial Group, Inc. .........      6,200       277,063
    PNC Bank Corp. ......................      4,000       216,500
    Sovereign Bancorp, Inc. .............     15,000       213,750
                                                       -----------
    TOTAL FINANCIAL -- BANK & TRUST......                1,007,238
                                                       -----------
HEALTH CARE -- 4.1%
    American Home Products Corp. ........      4,600       259,038
    Lilly, (Eli) & Co. ..................      3,000       266,625
    Pfizer, Inc. ........................      2,200       275,963
    Schering-Plough Corp. ...............      5,000       276,250
                                                       -----------
    TOTAL HEALTH CARE....................                1,077,876
                                                       -----------


                                             SHARES       VALUE
                                             ------       -----
TECHNOLOGY -- 7.9%
    Atmel Corp. .........................      3,000   $    45,938
    Cisco Systems, Inc.*.................      4,500       417,656
    EMC Corp. ...........................      2,000       170,000
    Intel Corp. .........................      3,950       468,322
    Micron Technology, Inc.*.............      6,800       343,825
    Motorola, Inc. ......................      3,000       183,188
    Xilinx, Inc.*........................      6,700       436,338
                                                       -----------
    TOTAL TECHNOLOGY.....................                2,065,267
                                                       -----------
TOTAL COMMON STOCK (COST $4,234,267).....                5,447,062
                                                       -----------
CONVERTIBLE PREFERRED STOCK -- 38.5%
BASICS -- 1.1%
    International Paper Co. .............      6,000       290,250
                                                       -----------
CAPITAL GOODS -- 1.4%
    Elsag Bailey Corp. ..................      6,100       371,338
                                                       -----------
CONSUMER CYCLICALS -- 10.7%
    Fleetwood Capital Trust..............      1,900        89,063
    Fleetwood Capital Trust 144A.........      4,800       225,000
    Houston Industries, Inc. ............      3,100       329,763
    Media One Group, Inc. ...............      4,800       319,200
    Media One Group, Inc., Series D......      3,700       351,500
    Owens Corning Capital 144A...........      5,800       289,275
    Owens-Illinois, Inc. ................      6,500       276,250
    Readers Digest Association...........     10,100       262,600
    Sealed Air Corp., Series A...........      8,000       415,000
    Wendy's Financing, Inc. .............      4,500       234,000
                                                       -----------
    TOTAL CONSUMER CYCLICALS.............                2,791,651
                                                       -----------
CONSUMER STAPLES -- 2.2%
    Newell Financial Trust I.............      5,300       279,575
    Ralston-Ralston Purina Co. ..........      5,500       287,375
                                                       -----------
    TOTAL CONSUMER STAPLES...............                  566,950
                                                       -----------
ENERGY -- 2.2%
    El Paso Energy Capital Trust I.......      6,100       292,038
    Unocal Corp. ........................      5,460       266,858
                                                       -----------
    TOTAL ENERGY.........................                  558,896
                                                       -----------
FINANCIAL SERVICES -- 8.7%
    Amerus Life Holdings, Inc. ..........     15,800       379,200
    CNB Capital Trust I..................     12,000       336,750
    Frontier Insurance Group, Inc. ......     10,400       443,300
    Merrill Lynch & Co., Inc. ...........     12,000       285,000
    Philadelphia Consolidated Holding
      Corp. .............................     30,000       300,000
    Proctective Life Corp. ..............      5,000       326,250
    St. Paul Capital Corp. ..............      2,800       180,600
                                                       -----------
    TOTAL FINANCIAL SERVICES.............                2,251,100
                                                       -----------
HEALTH CARE -- 1.5%
    Monsanto Co.*........................      8,000       392,000
                                                       -----------
INSURANCE -- 1.2%
    American Heritage Life Investment....      4,800       319,800
                                                       -----------
TECHNOLOGY -- 1.1%
    Microsoft Corp., Series A............      3,000       293,250
                                                       -----------

CAPITAL INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------


                                             SHARES       VALUE
                                             ------       -----
TELECOMMUNICATIONS -- 1.3%
    TCI Communications, Inc. ............      3,000   $   339,000
                                                       -----------
TRANSPORTATION -- 2.4%
    CNF Transportation, Inc. ............      5,800       329,875
    Union Pacific Capital Trust..........      1,100        51,150
    Union Pacific Capital Trust 144A.....      5,500       255,750
                                                       -----------
    TOTAL TRANSPORTATION.................                  636,775
                                                       -----------
UTILITIES -- 4.7%
    Calenergy Capital Trust II...........      4,700       236,175
    Calenergy Capital Trust II 144A......      2,500       125,625
    Citizens Utilities Trust.............      6,600       281,325
    Texas Utilities Co. .................      5,000       281,875
    Washington Water Power Co. ..........     15,000       290,625
                                                       -----------
    TOTAL UTILITIES......................                1,215,625
                                                       -----------
TOTAL CONVERTIBLE PREFERRED STOCK (COST
  $9,741,128)............................               10,026,635
                                                       -----------
SHORT TERM INVESTMENTS -- 1.4%
    Temporary Investment Cash Fund.......    181,622       181,622
    Temporary Investment Fund............    181,621       181,621
                                                       -----------
TOTAL SHORT TERM INVESTMENTS (COST
  $363,243)..............................                  363,243
                                                       -----------
TOTAL INVESTMENTS -- 99.6% (COST
  $23,985,836)...........................               25,939,829
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.4%....................                   97,648
                                                       -----------
NET ASSETS -- 100.0%.....................              $26,037,477
                                                       ===========

--------------------------------------------------------------------------------
* Non-income producing security.

+ Rate shown is effective yield at purchase date.

++ Step-up Bond.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 16.9% of net assets.

[LYON] -- Liquid Yield Option Note: Callable, zero coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates and therefore increase over time.

See Notes to Financial Statements.

BLUE CHIP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                           SHARES       VALUE
                                           ------       -----
COMMON STOCK -- 97.5%
AEROSPACE/DEFENSE -- 1.5%
    Goodrich (B.F.) Co. .................    1,700   $    60,987
    United Technologies Corp. ...........    4,500       489,375
                                                     -----------
    TOTAL AEROSPACE/DEFENSE..............                550,362
                                                     -----------
AIRLINES -- 0.4%
    AMR Corp.*...........................    2,000       118,750
    UAL Corp.*...........................      800        47,750
                                                     -----------
    TOTAL AIRLINES.......................                166,500
                                                     -----------
APPAREL/TEXTILE -- 0.3%
    Tommy Hilfiger Corp.*................    1,700       102,000
                                                     -----------
AUTOMOTIVE -- 1.6%
    Dana Corp. ..........................    2,100        85,837
    Ford Motor Co. ......................    8,400       492,975
                                                     -----------
    TOTAL AUTOMOTIVE.....................                578,812
                                                     -----------
BANKS/SAVINGS & LOANS -- 9.4%
    Bank of New York Co., Inc. ..........    7,700       309,925
    Banc One Corp. ......................    7,100       362,544
    BankBoston Corp. ....................      300        11,681
    Chase Manhattan Corp. ...............    4,600       313,087
    Citigroup, Inc. .....................    4,050       200,475
    First Union Corp. ...................    9,500       577,719
    Fleet Financial Group, Inc. .........   12,600       563,062
    Mellon Bank Corp. ...................    5,000       343,750
    National City Corp. .................    3,300       239,250
    Wells Fargo Co. .....................   10,300       411,356
                                                     -----------
    TOTAL BANKS/SAVINGS & LOANS..........              3,332,849
                                                     -----------
BEVERAGES -- 2.6%
    Anheuser-Busch Cos., Inc. ...........    4,500       295,312
    Coca-Cola Co. .......................    6,300       421,312
    Coca-Cola Enterprises, Inc. .........    2,400        85,800
    PepsiCo, Inc. .......................    2,900       118,719
                                                     -----------
    TOTAL BEVERAGES......................                921,143
                                                     -----------
BUILDING RELATED/APPLIANCE -- 0.4%
    Centex Corp. ........................    3,400       153,212
                                                     -----------
CHEMICALS -- 1.8%
    Air Products & Chemicals, Inc. ......    4,800       192,000
    Dow Chemical Co. ....................    2,800       254,625
    Dupont, (E.I.) de Nemours & Co. .....    2,300       122,044
    Praxair, Inc. .......................      200         7,050
    Solutia, Inc. .......................    3,600        80,550
                                                     -----------
    TOTAL CHEMICALS......................                656,269
                                                     -----------
COMMERCIAL SERVICES -- 0.4%
    Fluor Corp. .........................    3,200       136,200
                                                     -----------
COMMUNICATIONS -- 3.9%
    Cisco Systems, Inc.*.................    6,175       573,117
    Lucent Technologies, Inc. ...........    5,500       605,000
    Tellabs, Inc.*.......................    2,900       198,831
                                                     -----------
    TOTAL COMMUNICATIONS.................              1,376,948
                                                     -----------
COMPUTER HARDWARE -- 6.1%
    Dell Computer Corp.*.................   10,300       753,831
    EMC Corp.*...........................    7,100       603,500
    International Business Machines
      Corp. .............................    1,500       277,125
    Solectron Corp.*.....................    1,800       167,287
    Sun Microsystems, Inc.*..............    4,000       342,500
    Xerox Corp. .........................      200        23,600
                                                     -----------
    TOTAL COMPUTER HARDWARE..............              2,167,843
                                                     -----------


                                           SHARES       VALUE
                                           ------       -----
COMPUTER SERVICES & SOFTWARE -- 5.0%
    Computer Associates International,
      Inc. ..............................    2,100   $    89,512
    Compuware Corp.*.....................    1,300       101,562
    Microsoft Corp.*.....................    9,800     1,359,137
    Oracle Systems Corp.*................    5,200       224,250
                                                     -----------
    TOTAL COMPUTER SERVICES & SOFTWARE...              1,774,461
                                                     -----------
COSMETICS & TOILETRIES -- 3.3%
    Avon Products, Inc. .................    4,400       194,700
    Clorox Co. ..........................    1,700       198,581
    Kimberly-Clark Corp. ................    3,100       168,950
    Procter & Gamble Co. ................    6,700       611,794
                                                     -----------
    TOTAL COSMETICS & TOILETRIES.........              1,174,025
                                                     -----------
ELECTRICAL EQUIPMENT -- 4.1%
    General Electric Co. ................   11,500     1,173,719
    PECO Energy Co. .....................    6,800       283,050
                                                     -----------
    TOTAL ELECTRICAL EQUIPMENT...........              1,456,769
                                                     -----------
ENERGY RELATED -- 0.3%
    Transocean Offshore, Inc. ...........    4,300       115,294
                                                     -----------
ENTERTAINMENT -- 2.5%
    Carnival Corp. ......................    5,900       283,200
    King World Productions, Inc.*........    2,300        67,706
    Time Warner, Inc. ...................    8,800       546,150
                                                     -----------
    TOTAL ENTERTAINMENT..................                897,056
                                                     -----------
FINANCIAL SERVICES -- 2.5%
    American Express Co. ................    4,100       419,225
    Lehman Brothers Holdings, Inc. ......      200         8,812
    Morgan Stanley Dean Witter
      Discover & Co. ....................    4,100       291,100
    Providian Financial Corp. ...........    2,400       180,000
                                                     -----------
    TOTAL FINANCIAL SERVICES.............                899,137
                                                     -----------
FOODS -- 1.8%
    Conagra, Inc. .......................    5,400       170,100
    Heinz (H.J.) Co. ....................    2,600       147,225
    Pioneer Hi-Bred International,
      Inc. ..............................      200         5,400
    Quaker Oats Co. .....................    4,100       243,950
    SYSCO Corp. .........................    2,600        71,337
                                                     -----------
    TOTAL FOODS..........................                638,012
                                                     -----------
HOSPITAL MANAGEMENT -- 0.4%
    United Healthcare Corp. .............    3,100       133,494
                                                     -----------
HOSPITAL SUPPLY -- 3.3%
    Abbott Laboratories..................   10,900       534,100
    Biomet, Inc. ........................    5,500       221,375
    Guidant Corp. .......................    2,500       275,625
    Johnson & Johnson Co. ...............    1,800       150,975
                                                     -----------
    TOTAL HOSPITAL SUPPLY................              1,182,075
                                                     -----------
INSURANCE -- 3.3%
    Allstate Corp. ......................    7,300       281,962
    American General Corp. ..............    4,000       312,000
    Conseco, Inc. .......................    8,000       244,500
    Hartford Financial Services Group,
      Inc. ..............................    5,800       318,275
                                                     -----------
    TOTAL INSURANCE......................              1,156,737
                                                     -----------
MACHINERY & EQUIPMENT -- 0.5%
    Deere & Co. .........................      200         6,625
    Ingersoll Rand Co. ..................    3,400       159,587
                                                     -----------
    TOTAL MACHINERY & EQUIPMENT..........                166,212
                                                     -----------

BLUE CHIP FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------


                                           SHARES       VALUE
                                           ------       -----
METALS & MINING -- 0.6%
    Aluminum Company of America..........    1,400   $   104,388
    USX-U.S. Steel Group, Inc. ..........    4,600       105,800
                                                     -----------
    TOTAL METALS & MINING................                210,188
                                                     -----------
MULTI-INDUSTRY -- 2.5%
    AlliedSignal, Inc. ..................    3,100       137,369
    Honeywell, Inc. .....................    3,200       241,000
    Tyco International Ltd. .............    6,900       520,519
                                                     -----------
    TOTAL MULTI-INDUSTRY.................                898,888
                                                     -----------
OIL (DOMESTIC) -- 1.2%
    Phillips Petroleum Co. ..............    4,200       179,025
    Sunoco, Inc. ........................    2,400        86,550
    USX-Marathon Group...................    5,900       177,738
                                                     -----------
    TOTAL OIL (DOMESTIC).................                443,313
                                                     -----------
OIL (INTERNATIONAL) -- 4.5%
    Chevron Corp. .......................    3,800       315,163
    Exxon Corp. .........................   11,500       840,938
    Mobil Corp. .........................    5,000       435,625
                                                     -----------
    TOTAL OIL (INTERNATIONAL)............              1,591,726
                                                     -----------
PAPER & FOREST PRODUCTS -- 0.6%
    Fort James Corp. ....................    2,300        92,000
    Owens-Illinois, Inc.*................    4,400       134,750
                                                     -----------
    TOTAL PAPER & FOREST PRODUCTS........                226,750
                                                     -----------
PHARMACEUTICALS -- 8.5%
    Biogen, Inc.*........................    2,600       215,800
    Bristol-Meyers Squibb Co. ...........    4,300       575,394
    Lilly, (Eli) & Co. ..................    5,600       497,700
    Merck & Co., Inc. ...................    1,700       251,069
    Pfizer, Inc. ........................    2,800       351,225
    Schering-Plough Corp. ...............   14,200       784,550
    Warner-Lambert Co. ..................    4,600       345,863
                                                     -----------
    TOTAL PHARMACEUTICALS................              3,021,601
                                                     -----------
PRINTING & PUBLISHING -- 1.7%
    McGraw-Hill Cos., Inc. ..............    1,900       193,563
    New York Times Co., Class A..........    3,000       104,063
    Viacom, Inc., Class B*...............    4,400       325,600
                                                     -----------
    TOTAL PRINTING & PUBLISHING..........                623,226
                                                     -----------
RESTAURANT/LODGING -- 0.4%
    Mariott International Inc., Class
      A..................................      300         8,700
    McDonald's Corp. ....................    1,700       130,263
                                                     -----------
    TOTAL RESTAURANT/LODGING.............                138,963
                                                     -----------
RETAIL -- 5.5%
    Gap, Inc. ...........................    6,450       362,813
    Home Depot, Inc. ....................    4,600       281,463
    Lowe's Cos., Inc. ...................    5,600       286,650
    TJX Cos., Inc. ......................    8,400       243,600
    Wal-Mart Stores, Inc. ...............    9,600       781,800
                                                     -----------
    TOTAL RETAIL.........................              1,956,326
                                                     -----------


                                           SHARES       VALUE
                                           ------       -----
RETAIL FOOD/DRUG -- 1.2%
    Albertson's, Inc. ...................    2,400   $   152,850
    Safeway, Inc.*.......................    4,300       262,031
                                                     -----------
    TOTAL RETAIL FOOD/DRUG...............                414,881
                                                     -----------
SEMI-CONDUCTORS/INSTRUMENTATION -- 3.1%
    Harris Corp. ........................      200         7,325
    Intel Corp. .........................    9,000     1,066,781
    Maxim Integrated Products, Inc.*.....      400        17,475
                                                     -----------
    TOTAL
      SEMI-CONDUCTORS/INSTRUMENTATION....              1,091,581
                                                     -----------
TOBACCO -- 1.5%
    Philip Morris Cos., Inc. ............   10,200       545,700
                                                     -----------
TRANSPORTATION -- 0.4%
    Burlington Northern Santa Fe.........    3,900       131,625
                                                     -----------
UTILITIES -- ELECTRIC -- 1.7%
    Edison International.................    5,800       161,675
    FPL Group, Inc. .....................    3,400       209,525
    Houston Industries, Inc. ............    6,800       218,450
                                                     -----------
    TOTAL UTILITIES -- ELECTRIC..........                589,650
                                                     -----------
UTILITIES -- GAS & PIPELINE -- 0.6%
    Coastal Corp. .......................    5,800       202,638
                                                     -----------
UTILITIES -- TELEPHONE -- 8.1%
    Ameritech Corp. .....................    7,500       475,313
    AT&T Corp. ..........................    8,200       617,050
    Bell Atlantic Corp. .................    5,400       306,788
    BellSouth Corp. .....................   14,600       728,175
    MCI Worldcom, Inc.*..................    6,300       452,025
    U.S. West, Inc. .....................    4,700       303,738
                                                     -----------
    TOTAL UTILITIES -- TELEPHONE.........              2,883,089
                                                     -----------
TOTAL COMMON STOCK (COST $26,757,118)....             34,705,555
                                                     -----------
SHORT TERM INVESTMENTS -- 4.7%
    Temporary Investment Cash Fund.......  832,138       832,138
    Temporary Investment Fund............  832,137       832,137
                                                     -----------
TOTAL SHORT TERM INVESTMENTS (COST
  $1,664,275)............................              1,664,275
                                                     -----------
TOTAL INVESTMENTS -- 102.2% (COST
  $28,421,393)...........................             36,369,830
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- 2.2%.........................               (792,255)
                                                     -----------
NET ASSETS -- 100.0%.....................            $35,577,575
                                                     ===========

--------------------------------------------------------------------------------
* Non-income producing security.

See Notes to Financial Statements.

MID-CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                           SHARES       VALUE
                                           ------       -----
COMMON STOCK -- 91.2%
AEROSPACE/DEFENSE -- 1.3%
    Cordant Technologies, Inc. ..........    2,300   $    86,250
    Sundstrand Corp. ....................    2,600       134,875
                                                     -----------
    TOTAL AEROSPACE/DEFENSE..............                221,125
                                                     -----------
AIRLINES -- 0.5%
    Alaska Air Group, Inc.*..............    1,800        79,650
                                                     -----------
APPAREL/TEXTILE -- 1.4%
    Jones Apparel Group, Inc.*...........    5,700       125,756
    Tommy Hilfiger Corp.*................    1,700       102,000
                                                     -----------
    TOTAL APPAREL/TEXTILE................                227,756
                                                     -----------
AUTOMOTIVE -- 1.4%
    Arvin Industries, Inc. ..............    2,900       120,894
    Meritor Automotive, Inc. ............    5,100       108,056
                                                     -----------
    TOTAL AUTOMOTIVE.....................                228,950
                                                     -----------
BANKS/SAVINGS & LOANS -- 8.2%
    AmSouth Bancorporation...............    5,400       246,375
    Astoria Financial Corp. .............    1,300        59,475
    City National Corp. .................    5,800       241,425
    Dime Bancorp, Inc. ..................    7,500       198,281
    North Fork Bancorporation, Inc. .....   11,600       277,675
    Old Kent Financial Corp. ............    7,145       332,242
                                                     -----------
    TOTAL BANKS/SAVINGS & LOANS..........              1,355,473
                                                     -----------
BEVERAGES -- 0.4%
    Coors, (Adolph) Co., Class B.........    1,300        73,369
                                                     -----------
BUILDING RELATED/APPLIANCE -- 3.5%
    Miller (Herman), Inc. ...............    4,400       118,250
    Mohawk Industries, Inc.*.............    2,600       109,362
    Shaw Industries, Inc. ...............    5,300       128,525
    Southdown, Inc. .....................    2,400       142,050
    USG Corp. ...........................    1,500        76,406
                                                     -----------
    TOTAL BUILDING RELATED/APPLIANCE.....                574,593
                                                     -----------
CHEMICALS -- 2.3%
    Crompton & Knowles Corp. ............    4,900       101,369
    Ecolab, Inc. ........................    2,500        90,469
    Schulman (A.), Inc. .................    2,400        54,450
    Solutia, Inc. .......................    6,200       138,725
                                                     -----------
    TOTAL CHEMICALS......................                385,013
                                                     -----------
COMMERCIAL SERVICES -- 3.1%
    ACNielsen Corp.*.....................    5,300       149,725
    Galileo International, Inc. .........    1,400        60,900
    Omnicom Group, Inc. .................    2,700       156,600
    Robert Half International, Inc.*.....    3,300       147,469
                                                     -----------
    TOTAL COMMERCIAL SERVICES............                514,694
                                                     -----------
COMMUNICATIONS -- 1.4%
    American Power Conversion Corp.*.....    4,900       237,344
                                                     -----------
COMPUTER HARDWARE -- 4.7%
    Lexmark International Group, Inc.*...    3,500       351,750
    NCR Corp.*...........................    3,200       133,600
    Storage Technology Corp.*............    2,500        88,906
    Symbol Technologies, Inc. ...........    3,100       198,206
                                                     -----------
    TOTAL COMPUTER HARDWARE..............                772,462
                                                     -----------


                                           SHARES       VALUE
                                           ------       -----
COMPUTER SERVICES & SOFTWARE -- 7.5%
    BMC Software, Inc.*..................    2,000   $    89,125
    Citrix Systems, Inc.*................    2,000       194,125
    Compuware Corp.*.....................    3,300       257,812
    Electronic Arts, Inc.*...............    1,800       101,025
    HBO & Co. ...........................    5,400       154,912
    Keane, Inc.*.........................    2,500        99,844
    Network Associates, Inc.*............    4,000       265,000
    Rational Software Corp.*.............    2,700        71,550
                                                     -----------
    TOTAL COMPUTER SERVICES & SOFTWARE...              1,233,393
                                                     -----------
COSMETICS & TOILETRIES -- 1.1%
    Dial Corp. ..........................    6,200       179,025
                                                     -----------
ENERGY RELATED -- 1.3%
    Allied Waste Industries, Inc.*.......    2,300        54,337
    Tidewater, Inc. .....................    2,900        67,244
    Transocean Offshore, Inc. ...........    3,800       101,888
                                                     -----------
    TOTAL ENERGY RELATED.................                223,469
                                                     -----------
ENTERTAINMENT -- 0.7%
    GTECH Holdings Corp.*................    2,800        71,750
    King World Productions, Inc.*........    1,500        44,156
                                                     -----------
    TOTAL ENTERTAINMENT..................                115,906
                                                     -----------
FINANCIAL SERVICES -- 1.9%
    Countrywide Credit Industries,
      Inc. ..............................    3,100       155,581
    Edwards (A.G.), Inc. ................    4,100       152,725
                                                     -----------
    TOTAL FINANCIAL SERVICES.............                308,306
                                                     -----------
FOODS -- 2.9%
    Earthgrains Co. .....................    2,300        71,156
    Flowers Industries, Inc. ............    4,400       105,325
    IBP, Inc. ...........................    4,700       136,887
    Ralcorp Holdings, Inc.*..............    5,100        93,075
    Vlasic Foods International, Inc.*....    3,000        71,437
                                                     -----------
    TOTAL FOODS..........................                477,880
                                                     -----------
HOSPITAL MANAGEMENT -- 2.4%
    Health Management Associates, Inc.,
      Class A*...........................    5,050       109,206
    Lincare Holdings, Inc.*..............    2,700       109,519
    Omnicare, Inc. ......................    2,000        69,500
    Wellpoint Health Networks, Inc.*.....    1,200       104,400
                                                     -----------
    TOTAL HOSPITAL MANAGEMENT............                392,625
                                                     -----------
HOSPITAL SUPPLY -- 3.1%
    Allegiance Corp. ....................    6,000       279,750
    Biomet, Inc. ........................    2,900       116,725
    Hillenbrand Industries, Inc. ........    2,100       119,437
                                                     -----------
    TOTAL HOSPITAL SUPPLY................                515,912
                                                     -----------
INSURANCE -- 3.2%
    AFLAC, Inc. .........................    6,100       268,400
    AMBAC Financial Group................    2,800       168,525
    PMI Group, Inc. .....................    1,700        83,937
                                                     -----------
    TOTAL INSURANCE......................                520,862
                                                     -----------
MACHINERY & EQUIPMENT -- 1.9%
    Briggs & Stratton Corp. .............    2,300       114,713
    McDermott International, Inc. .......    2,900        71,594
    Tecumseh Products Co., Class A.......      100         4,663
    Trinity Industries, Inc. ............    3,300       127,050
                                                     -----------
    TOTAL MACHINERY & EQUIPMENT..........                318,020
                                                     -----------

MID-CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------


                                           SHARES       VALUE
                                           ------       -----
METALS & MINING -- 1.4%
    Martin Marietta Materials, Inc. .....    3,600   $   223,875
                                                     -----------
MULTI-INDUSTRY -- 1.4%
    Crane Co. ...........................    3,900       117,731
    Pentair, Inc. .......................    2,700       107,494
                                                     -----------
    TOTAL MULTI-INDUSTRY.................                225,225
                                                     -----------
OIL (DOMESTIC) -- 1.4%
    Ashland, Inc. .......................    2,900       140,288
    Murphy Oil Corp. ....................    2,100        86,625
                                                     -----------
    TOTAL OIL (DOMESTIC).................                226,913
                                                     -----------
PAPER & FOREST PRODUCTS -- 2.2%
    American Greetings Corp. ............    3,300       135,506
    Georgia Pacific Corp. ...............    4,500       107,156
    Owens-Illinois, Inc.*................    3,800       116,375
                                                     -----------
    TOTAL PAPER & FOREST PRODUCTS........                359,037
                                                     -----------
PHARMACEUTICALS -- 4.0%
    Biogen, Inc.*........................    2,900       240,338
    Cardinal Health, Inc. ...............    1,200        91,050
    Mylan Laboratories, Inc. ............    4,200       132,300
    Watson Pharmaceuticals Co.*..........    3,200       201,200
                                                     -----------
    TOTAL PHARMACEUTICALS................                664,888
                                                     -----------
PRINTING & PUBLISHING -- 0.5%
    Houghton Mifflin Co. ................    1,800        85,050
                                                     -----------
RESTAURANT/LODGING -- 2.3%
    Bob Evans Farms, Inc. ...............    4,100       106,856
    Brinker International, Inc.*.........    4,300       124,163
    CKE Restaurants, Inc. ...............    2,860        84,191
    Promus Hotel Corp.*..................    1,987        64,329
                                                     -----------
    TOTAL RESTAURANT/LODGING.............                379,539
                                                     -----------
RETAIL -- 4.9%
    Best Buy Co., Inc.*..................    3,600       220,950
    Hertz Corp. .........................    1,500        68,438
    OfficeMax, Inc.*.....................   11,100       134,588
    Ross Stores, Inc. ...................    3,800       149,625
    Staples, Inc.*.......................    2,200        96,113
    TJX Cos., Inc.*......................    4,600       133,400
                                                     -----------
    TOTAL RETAIL.........................                803,114
                                                     -----------


                                           SHARES       VALUE
                                           ------       -----
SEMI-CONDUCTORS/INSTRUMENTATION -- 5.5%
    Altera Corp.*........................    3,100   $   188,713
    Comverse Technology, Inc.*...........    1,100        78,100
    Maxim Integrated Products, Inc.*.....    6,100       266,494
    Microchip Technology, Inc.*..........    5,000       185,000
    PMC-Sierra, Inc.*....................    1,200        75,750
    Xilinx, Inc.*........................    1,700       110,713
                                                     -----------
    TOTAL
      SEMI-CONDUCTORS/INSTRUMENTATION....                904,770
                                                     -----------
TRANSPORTATION -- 0.4%
    CNF Transportation, Inc. ............    1,800        67,613
                                                     -----------
UTILITIES -- ELECTRIC -- 8.9%
    Allegheny Energy, Inc. ..............    7,000       241,500
    BEC Energy...........................    3,400       140,038
    CMS Energy Corp. ....................    4,200       203,437
    Conectiv, Inc. ......................    8,700       213,150
    DQE, Inc. ...........................    3,500       153,781
    Energy East Corp. ...................    4,100       231,650
    FirstEnergy Corp. ...................    1,900        61,869
    NIPSCO Industries, Inc. .............    4,400       133,925
    Public Service Co. of New Mexico.....    4,500        91,969
                                                     -----------
    TOTAL UTILITIES -- ELECTRIC..........              1,471,319
                                                     -----------
UTILITIES -- GAS & PIPELINE -- 2.1%
    El Paso Energy Corp. ................    6,100       212,356
    NICOR, Inc. .........................    3,000       126,750
                                                     -----------
    TOTAL UTILITIES -- GAS & PIPELINE....                339,106
                                                     -----------
UTILITIES -- TELEPHONE -- 2.0%
    Century Telephone Enterprises,
      Inc. ..............................    3,700       249,750
    Cincinnati Bell, Inc. ...............    2,100        79,406
                                                     -----------
    TOTAL UTILITIES -- TELEPHONE.........                329,156
                                                     -----------
TOTAL COMMON STOCK (COST $12,189,491)....             15,035,432
                                                     -----------
SHORT TERM INVESTMENTS -- 1.3%
    Temporary Investment Cash Fund.......  105,408       105,408
    Temporary Investment Fund............  105,408       105,408
                                                     -----------
TOTAL SHORT TERM INVESTMENTS (COST
  $210,816)..............................                210,816
                                                     -----------
TOTAL INVESTMENTS -- 92.5% (COST
  $12,400,307)...........................             15,246,248
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 7.5%....................              1,243,466
                                                     -----------
NET ASSETS -- 100.0%.....................            $16,489,714
                                                     ===========

--------------------------------------------------------------------------------
* Non-income producing security.

See Notes to Financial Statements.

AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                            SHARES       VALUE
                                            ------       -----
COMMON STOCK -- 99.3%
AEROSPACE/DEFENSE -- 1.4%
    Alliant Techsystems, Inc.*............    1,800   $   148,387
                                                      -----------
APPAREL/TEXTILE -- 1.3%
    Burlington Industries, Inc.*..........    7,300        80,300
    Nautica Enterprises, Inc.*............    4,400        66,000
                                                      -----------
    TOTAL APPAREL/TEXTILE.................                146,300
                                                      -----------
AUTOMOTIVE -- 0.6%
    Superior Industries International,
      Inc. ...............................    2,400        66,750
                                                      -----------
BANKS/SAVINGS & LOANS -- 6.8%
    Astoria Financial Corp. ..............    3,000       137,250
    Commerce Bancorp, Inc. ...............    1,500        78,750
    Cullen/Frost Bankers, Inc. ...........    2,500       137,187
    Downey Financial Corp. ...............    4,300       109,381
    FirstFed Financial Corp.*.............    5,500        98,312
    HUBCO, Inc. ..........................    3,400       102,425
    Trustmark Corp. ......................    3,900        88,237
                                                      -----------
    TOTAL BANKS/SAVINGS & LOANS...........                751,542
                                                      -----------
BEVERAGES -- 0.6%
    Canandaigua Brands, Inc., Class A*....    1,200        69,375
                                                      -----------
BUILDING RELATED/APPLIANCE -- 7.0%
    AptarGroup, Inc. .....................    4,700       131,894
    Hughes Supply, Inc. ..................    2,200        64,350
    Interface, Inc. ......................    5,900        54,759
    M.D.C. Holdings, Inc. ................    5,900       126,112
    Mohawk Industries, Inc.*..............    4,800       201,900
    Ryland Group, Inc. ...................    4,500       129,937
    Southdown, Inc. ......................    1,100        65,106
                                                      -----------
    TOTAL BUILDING RELATED/APPLIANCE......                774,058
                                                      -----------
CHEMICALS -- 2.0%
    Gencorp, Inc. ........................    4,300       107,231
    Scotts Co. Class A*...................    2,900       111,469
                                                      -----------
    TOTAL CHEMICALS.......................                218,700
                                                      -----------
COMMERCIAL SERVICES -- 5.7%
    ADVO, Inc.*...........................    2,700        71,212
    Interim Services, Inc.*...............    3,500        81,812
    MedQuist, Inc.*.......................    3,500       138,250
    Personnel Group of America, Inc.*.....    2,400        42,000
    Renters Choice, Inc.*.................    2,600        82,550
    Select Appointments Holdings Public
      Limited Co. ........................    4,100        88,150
    Valassis Communications, Inc.*........    2,500       129,062
                                                      -----------
    TOTAL COMMERCIAL SERVICES.............                633,036
                                                      -----------
COMMUNICATIONS -- 2.5%
    Inter-Tel, Inc. ......................    1,800        42,075
    Level One Communications, Inc.*.......    2,800        99,400
    Xircom, Inc.*.........................    4,000       136,000
                                                      -----------
    TOTAL COMMUNICATIONS..................                277,475
                                                      -----------
COMPUTER HARDWARE -- 2.6%
    Inacom Corp.*.........................    2,600        38,675
    InterVoice, Inc.*.....................    2,600        89,700
    Tech Data Corp.*......................    2,100        84,525
    Zebra Technologies Corp., Class A*....    2,400        69,000
                                                      -----------
    TOTAL COMPUTER HARDWARE...............                281,900
                                                      -----------


                                            SHARES       VALUE
                                            ------       -----
COMPUTER SERVICES & SOFTWARE -- 7.7%
    Affiliated Computer Services, Inc.*...    2,400   $   108,000
    American Management Systems, Inc.*....    3,000       120,000
    CIBER, Inc.*..........................    4,200       117,337
    CPS, Inc.*............................    2,800         2,275
    Keane, Inc.*..........................    2,800       111,825
    Macromedia, Inc.*.....................    3,100       104,431
    Mercury Interactive Corp.*............    2,000       126,500
    National Computer Systems, Inc. ......    2,400        88,800
    Sterling Software, Inc.*..............    2,800        75,775
                                                      -----------
    TOTAL COMPUTER SERVICES & SOFTWARE....                854,943
                                                      -----------
ENTERTAINMENT -- 2.5%
    Hollywood Entertainment Corp.*........    4,400       119,900
    Musicland Stores Corp.*...............    5,600        83,650
    Polaris Industries, Inc. .............    1,700        66,619
                                                      -----------
    TOTAL ENTERTAINMENT...................                270,169
                                                      -----------
ENERGY RELATED -- 1.4%
    Newfield Exploration Co.*.............    3,700        77,238
    Offshore Logistics, Inc.*.............    6,200        73,625
                                                      -----------
    TOTAL ENERGY RELATED..................                150,863
                                                      -----------
FINANCIAL SERVICES -- 3.7%
    AmeriCredit Corp.*....................    2,100        29,006
    CCB Financial Corp. ..................    1,100        62,700
    CMAC Investment Corp. ................    1,300        59,719
    Delphi Financial Group, Inc. Class
      A*..................................    2,244       117,670
    Legg Mason, Inc. .....................    3,400       107,312
    Willis Lease Finance Corp.*...........    2,200        34,650
                                                      -----------
    TOTAL FINANCIAL SERVICES..............                411,057
                                                      -----------
FOODS -- 1.5%
    Earthgrains Co. ......................    3,600       111,375
    Ralcorp Holdings, Inc.*...............    3,200        58,400
                                                      -----------
    TOTAL FOODS...........................                169,775
                                                      -----------
HOSPITAL MANAGEMENT -- 2.2%
    Curative Health Services, Inc.*.......    1,800        60,300
    Mariner Post Acute Network*...........    5,400        24,637
    Universal Health Services, Inc. Class
      B*..................................    3,100       160,812
                                                      -----------
    TOTAL HOSPITAL MANAGEMENT.............                245,749
                                                      -----------
HOSPITAL SUPPLY -- 5.0%
    ADAC Laboratories*....................    3,000        59,906
    Bindley Western Industries, Inc. .....    2,200       108,350
    Integrated Health Services, Inc. .....    3,700        52,262
    Owens & Minor, Inc. ..................    5,000        78,750
    Patterson Dental Co.*.................    1,600        69,600
    Safeskin Corp.*.......................    1,700        41,013
    VISX, Inc.*...........................    1,600       139,900
                                                      -----------
    TOTAL HOSPITAL SUPPLY.................                549,781
                                                      -----------
INSURANCE -- 4.4%
    Capital Re Corp. .....................    4,100        82,256
    Enhance Financial Services Group,
      Inc. ...............................    1,500        45,000
    Fidelity National Financial, Inc. ....    2,970        90,585
    First American Financial Corp. .......    5,100       163,837
    Fremont General Corp. ................    4,200       103,950
                                                      -----------
    TOTAL INSURANCE.......................                485,628
                                                      -----------

AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------


                                            SHARES       VALUE
                                            ------       -----
MACHINERY & EQUIPMENT -- 4.4%
    Applied Power, Inc. ..................    2,800   $   105,700
    Graco, Inc. ..........................    1,400        41,300
    JLG Industries, Inc. .................    4,700        73,438
    Manitowoc Co., Inc. ..................    3,300       146,438
    Metrika Systems Corp.*................    3,900        33,638
    Terex Corp.*..........................    3,100        88,544
                                                      -----------
    TOTAL MACHINERY & EQUIPMENT...........                489,058
                                                      -----------
METALS & MINING -- 2.1%
    Inland Steel Industries, Inc. ........    3,400        57,375
    Stillwater Mining Co.*................    2,300        94,300
    Texas Industries, Inc. ...............    3,000        80,813
                                                      -----------
    TOTAL METALS & MINING.................                232,488
                                                      -----------
MULTI-INDUSTRY -- 0.6%
    Mascotech, Inc. ......................    4,100        70,213
                                                      -----------
OIL (DOMESTIC) -- 1.2%
    Cabot Oil & Gas Corp. ................    3,300        49,500
    Devon Energy Corp. ...................    2,700        82,856
                                                      -----------
    TOTAL OIL (DOMESTIC)..................                132,356
                                                      -----------
PHARMACEUTICALS -- 3.6%
    Alpharma, Inc. Class A................    4,100       144,781
    MedImmune, Inc.*......................      900        89,494
    Roberts Pharmaceutical Corp.*.........    3,600        78,300
    Watson Pharmaceuticals, Inc.*.........    1,300        81,738
                                                      -----------
    TOTAL PHARMACEUTICALS.................                394,313
                                                      -----------
PRINTING & PUBLISHING -- 2.5%
    Consolidated Graphics, Inc.*..........    1,400        94,588
    Metro Networks, Inc.*.................    1,700        72,463
    World Color Press, Inc.*..............    3,500       106,531
                                                      -----------
    TOTAL PRINTING & PUBLISHING...........                273,582
                                                      -----------
RESTAURANTS/LODGING -- 3.0%
    CEC Entertainment, Inc.*..............    3,700       102,675
    Ruby Tuesday, Inc. ...................    5,700       121,125
    Ryan's Family Steak Houses, Inc.*.....    8,700       107,663
                                                      -----------
    TOTAL RESTAURANTS/LODGING.............                331,463
                                                      -----------
RETAIL -- 5.5%
    1-800-Contacts, Inc.*.................    4,300        77,400
    Ann Taylor Stores Corp.*..............    2,900       114,369
    Cato Corp. Class A....................    4,200        41,344
    Linens 'n Things, Inc.*...............    2,200        87,175
    Pillowtex Corp. ......................    1,500        40,125
    Ross Stores, Inc. ....................    3,200       126,000
    United Stationers, Inc.*..............    1,000        26,000
    Zale Corp.*...........................    2,900        93,525
                                                      -----------
    TOTAL RETAIL..........................                605,938
                                                      -----------


                                            SHARES       VALUE
                                            ------       -----
RETAIL FOOD/DRUG -- 1.0%
    Great Atlantic & Pacific Tea Co.,
      Inc. ...............................    1,800   $    53,325
    Richfood Holdings, Inc. ..............    2,700        56,025
                                                      -----------
    TOTAL RETAIL FOOD/DRUG................                109,350
                                                      -----------
SEMI-CONDUCTORS/INSTRUMENTATION -- 8.0%
    C-Cube Microsystems, Inc.*............    4,400       119,350
    Comverse Technology, Inc.*............    1,200        85,200
    Cylink Corp.*.........................    2,700         9,788
    Hutchinson Technology, Inc.*..........    2,500        89,063
    Microchip Technology, Inc.*...........    2,400        88,800
    Plexus Corp.*.........................    3,000       101,625
    PMC-Sierra, Inc.*.....................    1,200        75,750
    Sanmina Corp.*........................    1,600       100,000
    Vitesse Semiconductor Corp.*..........    4,700       214,438
                                                      -----------
    TOTAL
      SEMI-CONDUCTORS/INSTRUMENTATION.....                884,014
                                                      -----------
TRANSPORTATION -- 3.8%
    M.S. Carriers, Inc.*..................    4,800       158,100
    Rollins Truck Leasing.................   11,200       165,200
    USFreightways Corp. ..................    3,300        96,113
                                                      -----------
    TOTAL TRANSPORTATION..................                419,413
                                                      -----------
UTILITIES -- ELECTRIC -- 2.5%
    Calpine Corp.*........................    2,500        63,125
    TNP Enterprises, Inc. ................    3,300       125,194
    United Illuminating Co. ..............    1,700        87,550
                                                      -----------
    TOTAL UTILITIES -- ELECTRIC...........                275,869
                                                      -----------
UTILITIES -- GAS & PIPELINE -- 2.2%
    Energen Corp. ........................    4,700        91,650
    Piedmont Natural Gas Co., Inc. .......    1,400        50,575
    Southwest Gas Corp. ..................    3,800       102,125
                                                      -----------
    TOTAL UTILITIES -- GAS & PIPELINE.....                244,350
                                                      -----------
TOTAL COMMON STOCK (COST $10,553,189).....             10,967,895
                                                      -----------
SHORT TERM INVESTMENTS -- 0.6%
    Temporary Investment Cash Fund........   34,096        34,096
    Temporary Investment Fund.............   34,095        34,095
                                                      -----------
TOTAL SHORT TERM INVESTMENTS (COST
  $68,191)................................                 68,191
                                                      -----------
TOTAL INVESTMENTS -- 99.9%
  (COST $10,621,380)......................             11,036,086
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.1%.....................                  7,790
                                                      -----------
NET ASSETS -- 100.0%......................            $11,043,876
                                                      ===========

--------------------------------------------------------------------------------
* Non-income producing security.

See Notes to Financial Statements.

INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                           SHARES       VALUE
                                           ------       -----
COMMON STOCK -- 94.7%
AUSTRALIA -- 3.6%
    AMP Ltd.*............................    7,474   $    94,780
    Australia & New Zealand Banking Group
      Ltd. ..............................   16,763       109,809
    News Corp. Ltd. .....................    4,654        30,772
    Pasminco Ltd. .......................   51,605        39,249
    Rio Tinto Ltd. ......................    2,940        34,903
    Telstra Corp. Ltd. ..................    7,591        35,525
    WMC Ltd. ............................   19,168        57,844
                                                     -----------
    TOTAL AUSTRALIA......................                402,882
                                                     -----------
BRAZIL -- 0.5%
    Embratel Participacoes SA ADR*.......    1,200        16,725
    Telesp Celular Participacoes SA
      ADR*...............................      700        12,250
    Telesp Participacoes SA*.............  900,000        20,485
                                                     -----------
    TOTAL BRAZIL.........................                 49,460
                                                     -----------
CANADA -- 0.6%
    Canadian National Railway Co. .......    1,300        67,437
                                                     -----------
DENMARK -- 1.3%
    Unidanmark A/S.......................    1,600       144,555
                                                     -----------
FINLAND -- 2.1%
    Metsa Serla-B Shares.................    5,160        42,293
    Nokia Oyj, A Shares..................    1,570       192,247
                                                     -----------
    TOTAL FINLAND........................                234,540
                                                     -----------
FRANCE -- 14.4%
    Alcatel..............................    1,420       173,877
    Assurances Generales de France.......      520        31,073
    Axa-UAP..............................    1,070       155,155
    Banque Nationale de Paris............    2,702       222,603
    Compagnie de Saint Gobain............      510        72,035
    Compagnie Financiere de Paribas......    1,520       132,163
    Elf Aquitaine........................      700        80,952
    Etablissements Economiques du Casino
      Guichard-Perrachon SA..............      660        68,765
    France Telecom SA....................      740        58,818
    Groupe Danone........................      110        31,507
    Renault SA...........................      720        32,352
    Rhone-Poulenc........................      721        37,121
    Suez Lyonnaise des Eaux..............      400        82,205
    Total S.A.-B Shares..................    1,450       146,921
    Vivendi..............................    1,050       272,556
                                                     -----------
    TOTAL FRANCE.........................              1,598,103
                                                     -----------
GERMANY -- 6.1%
    Bayer AG.............................    2,210        92,818
    DaimlerChrysler AG*..................      590        58,627
    Hoechst AG...........................    4,040       167,129
    Karstadt AG..........................      200       105,553
    Mannesmann AG........................    1,180       136,561
    Siemens AG...........................    1,780       117,027
                                                     -----------
    TOTAL GERMANY........................                677,715
                                                     -----------
GREECE -- 0.2%
    Panafon Hellenic Telecom SA*.........    1,000        26,782
                                                     -----------
HONG KONG -- 1.4%
    Cheung Kong Holdings Ltd. ...........    8,000        57,571
    China Telecom (Hong Kong), Ltd. .....   15,300        26,464
    China Telecom (Hong Kong), Ltd. ADR..      400        13,900
    Sun Hung Kai Properties Ltd. ........    7,000        51,052
                                                     -----------
    TOTAL HONG KONG......................                148,987
                                                     -----------


                                           SHARES       VALUE
                                           ------       -----
HUNGARY -- 0.1%
    Magyar Tavkozlesi Rt ADR.............      200   $     5,962
                                                     -----------
IRELAND -- 1.8%
    Allied Irish Banks PLC...............   10,862       193,374
                                                     -----------
ITALY -- 3.9%
    Banca Commerciale Italiana...........   19,100       132,052
    Eni, SPA.............................   18,900       123,792
    Telecom Italia SPA*..................   20,200       172,734
                                                     -----------
    TOTAL ITALY..........................                428,578
                                                     -----------
JAPAN -- 13.7%
    Advantest Corp. .....................      600        38,086
    Asahi Bank Ltd. .....................   15,000        55,055
    Bridgestone Corp. ...................    1,000        22,740
    Daiwa Securities Co., Ltd. ..........   15,000        51,331
    Eisai Co., Ltd. .....................    3,000        58,512
    Fuji Bank Ltd. ......................   10,000        36,881
    Fuji Machine Manufacturing Co. ......    1,000        31,650
    Fuji Photo Film Co. .................    2,000        74,470
    Fujisawa Pharmaceutical Co., Ltd. ...    5,000        70,924
    Kao Corp. ...........................    1,000        22,607
    Mabuchi Motor........................      700        53,681
    Matsumotokiyoshi.....................    2,300        89,107
    Matsushita Communication Industrial
      Co., Ltd. .........................      600        28,352
    NEC Corp. ...........................    5,000        46,101
    Nichiei Co., Ltd. ...................      800        63,832
    NTT Mobile Communication Network,
      Inc. ..............................        2        82,449
    Olympus Optical Co. Ltd. ............    9,000       103,647
    Rohm Co., Ltd. ......................    1,000        91,226
    Sakura Bank Ltd. ....................   18,000        41,331
    Sony Corp. ..........................    1,600       116,741
    Takeda Chemical Industries...........    1,000        38,565
    Takefuji Corp. ......................      500        36,570
    Tokyo Style Co., Ltd. ...............    3,000        30,426
    Toshiba Corp. .......................   22,000       131,263
    Uni-Charm Corp. .....................    1,500        70,481
    Yamanouchi Pharmaceutical Co.,
      Ltd. ..............................    1,000        32,270
                                                     -----------
    TOTAL JAPAN..........................              1,518,298
                                                     -----------
KOREA -- 0.4%
    Korea Telecom Corp. .................      100         3,160
    Pohang Iron & Steel Co., Ltd. ADR....    1,540        25,988
    SK Telecom Co., Ltd. ADR.............    1,607        16,369
                                                     -----------
    TOTAL KOREA..........................                 45,517
                                                     -----------
MEXICO -- 0.3%
    Telefonos de Mexico S.A. ADR.........      600        29,213
                                                     -----------
NETHERLANDS -- 7.2%
    AEGON NV.............................      600        73,726
    Gucci Group NV.......................    1,600        77,800
    ING Groep NV.........................    1,538        93,837
    Koninklijke (Royal) Philips
    Electronics NV.......................    2,600       174,565
    Koninklijke Ahold NV.................    1,200        44,376
    Royal Dutch Petroleum Co. ...........    1,000        49,822
    STMicroelectronics NV*...............      600        46,838
    TNT Post Group NV....................    3,011        97,068
    Unilever NV..........................    1,650       141,114
                                                     -----------
    TOTAL NETHERLANDS....................                799,146
                                                     -----------

INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998 (CONTINUED)
--------------------------------------------------------------------------------


                                           SHARES       VALUE
                                           ------       -----
SOUTH AFRICA -- 0.4%
    De Beers Consolidated Mines Ltd. ....      600   $     7,650
    Liberty Life Association of Africa
      Ltd. ..............................    1,308        18,010
    South African Breweries Ltd. ........    1,100        18,419
                                                     -----------
    TOTAL SOUTH AFRICA...................                 44,079
                                                     -----------
SPAIN -- 3.2%
    Banco Santander*.....................    1,100        21,893
    Endesa S.A...........................    7,500       199,024
    Repsol S.A...........................      600        32,056
    Telefonica S.A. ADR..................      760       102,871
                                                     -----------
    TOTAL SPAIN..........................                355,844
                                                     -----------
SWEDEN -- 4.2%
    Telefonaktiebolaget LM Ericsson - B
      Shares.............................    1,860        44,288
    Hennes & Mauritz AB - B Shares.......      660        53,904
    Nordbanken Holding AB*...............   16,200       103,929
    Pharmacia & Upjohn, Inc. ............    4,720       264,372
                                                     -----------
    TOTAL SWEDEN.........................                466,493
                                                     -----------
SWITZERLAND -- 4.1%
    Holderbank Financiere Glarus AG......       80        94,708
    Nestle SA............................       26        56,601
    Novartis AG..........................       40        78,632
    Roche Holdings AG....................        4        48,810
    Swisscom AG*.........................      260       108,848
    UBS AG...............................      220        67,595
                                                     -----------
    TOTAL SWITZERLAND....................                455,194
                                                     -----------
TAIWAN -- 0.6%
    Taiwan Semiconductor Manufacturing
      Co., Ltd.*.........................    4,640        65,830
                                                     -----------
UNITED KINGDOM -- 23.8%
    Allied Domecq PLC....................    5,800        53,510
    Bank of Scotland.....................    7,000        83,507
    Billiton PLC.........................   20,000        39,683
    BOC Group PLC........................    7,050       100,818
    British American Tobacco PLC.........   14,750       129,700
    British Petroleum Co. PLC............   11,725       175,086
    British Telecommunications PLC.......    6,400        96,421
    Cable & Wireless Communications
      PLC*...............................    4,400        40,228
    Cadbury Schweppes PLC................    4,900        83,565
    Compass Group PLC....................   15,400       176,412
    Diageo PLC...........................    7,432        84,580
    Glaxo Wellcome PLC...................    3,800       130,749
    Granada Group PLC....................      900        15,910
    Great Universal Stores PLC...........    2,000        21,080
    HSBC Holdings PLC....................    1,900        51,528
    Imperial Chemical Industries PLC.....    1,500        13,003
    National Westminster Bank PLC........    6,100       117,630
    Next PLC.............................   14,100   $   114,483
    Orange PLC*..........................    6,200        72,055
    PowerGen PLC.........................    1,582        20,794
    Rentokil Initial PLC.................   19,800       149,234
    Scottish Power PLC...................   10,200       104,795
    Siebe PLC............................   29,300       115,537
    Smithkline Beecham PLC...............   18,356       256,544
    Standard Chartered PLC...............    8,600        99,661
    Vodafone Group PLC...................   13,000       211,104
    Zeneca Group PLC.....................    1,700        74,021
                                                     -----------
TOTAL UNITED KINGDOM.....................              2,631,638
                                                     -----------
UNITED STATES -- 0.8%
    Schlumberger, Ltd. ..................    2,000        92,250
                                                     -----------
TOTAL COMMON STOCK (COST $9,313,929).....             10,481,877
                                                     -----------

                                    MATURITY   PAR
                                      DATE    (000)
                                    --------  -----
REPURCHASE AGREEMENTS -- 4.8%
    JP Morgan Securities, 4.70%
      dated 12/31/98, repurchase
      price $530,277
      (collateralized by $524,000
      U.S. Treasury Notes, 5.25%,
      01/31/01, market value
      $530,223) (Cost $530,000)...  01/04/99  $530       530,000
                                                     -----------
U.S. TREASURY OBLIGATIONS -- 0.3%
U.S. TREASURY BILLS+
    4.16%.........................  01/28/99    20        19,939
    4.30%.........................  01/28/99    20        19,939
                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS (COST
  $39,874)..................................              39,878
                                                     -----------
TOTAL INVESTMENTS -- 99.8% (COST
  $9,883,803)...............................          11,051,755
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.2%.......................              21,264
                                                     -----------
NET ASSETS -- 100.0%........................         $11,073,019
                                                     ===========

Foreign currency exchange contracts outstanding at December 31, 1998:

                                     VALUE AT
   FORWARD FOREIGN     SETTLEMENT   SETTLEMENT   CURRENT     UNREALIZED
 CURRENCY CONTRACTS       DATE         DATE       VALUE     DEPRECIATION
------------------------------------------------------------------------
SALE CONTRACTS:
  Japanese Yen          01/13/99     $ 85,956    $ 87,101     $ (1,145)
  Japanese Yen          01/13/99       48,943      49,971       (1,028)
  Japanese Yen          01/13/99      138,202     147,978       (9,776)
                                     --------    --------     --------
                                     $273,101    $285,050     $(11,949)
                                     ========    ========     ========

--------------------------------------------------------------------------------

* Non-income producing security.

+ Segregated as collateral for futures contracts.

ADR -- American Depositary Receipt.

See Notes to Financial Statements.

INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998 (CONCLUDED)
--------------------------------------------------------------------------------

The following is a breakdown of the Fund by Industry Classifications as of December 31, 1998:

INDUSTRY
  Apparel & Textile...................................    0.3%
  Automotive..........................................    1.1%
  Banks...............................................   15.5%
  Business Services...................................    3.8%
  Chemicals...........................................    1.1%
  Communications......................................    4.4%
  Computers & Office Equipment........................    1.3%
  Construction & Housing..............................    1.2%
  Electrical & Electronics............................    7.1%
  Energy..............................................    6.4%
  Entertainment Products..............................    1.8%
  Financial Services..................................    1.4%
  Food/Beverage/Tobacco...............................    5.7%
  Household Products..................................    0.9%
  Insurance...........................................    3.5%
  Leisure & Tourism...................................    1.8%
  Machinery & Manufacturing...........................    0.3%
  Media...............................................    5.7%
  Medical Products....................................    1.0%
  Metals & Mining.....................................    2.9%
  Paper & Forest Products.............................    0.4%
  Pharmaceuticals.....................................   12.9%
  Retail..............................................    5.5%
  Transportation......................................    0.6%
  Utilities-Electric & Gas............................    6.8%
  Utilities-Telephone.................................    6.6%
                                                        -----
TOTAL COMMON STOCKS...................................  100.0%
                                                        =====

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                      (This page intentionally left blank)

PACIFIC INNOVATIONS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                MONEY MARKET        MANAGED
                                                                    FUND           BOND FUND
                                                                -----------------------------
ASSETS
  Investments in securities at value(a).....................     $4,623,592       $18,224,045
  Repurchase agreements(b)..................................      2,138,000                --
  Cash......................................................            885                --
  Receivable for:
     Securities sold........................................             --                --
     Dividends and interest.................................         27,797           232,388
     Fund shares sold.......................................             --            32,158
  Due from Pacific Life.....................................             --                --
  Prepaid expenses..........................................            299               627
                                                                 ----------       -----------
          Total Assets......................................      6,790,573        18,489,218
                                                                 ----------       -----------
LIABILITIES
  Cash overdraft............................................             --               225
  Payable for:
     Securities purchased...................................             --                --
     Accrued investment advisory fees.......................            713               765
     Accrued shareholder servicing and transfer agent
      fees..................................................            748             2,651
     Accrued expenses.......................................          8,017            22,026
     Accrued dividends......................................            853                --
     Fund shares redeemed...................................             --                --
     Variation margin payable on futures contracts..........             --                --
  Unrealized depreciation on foreign currency exchange
     contracts..............................................             --                --
                                                                 ----------       -----------
          Total Liabilities.................................         10,331            25,667
                                                                 ----------       -----------
Net Assets..................................................     $6,780,242       $18,463,551
                                                                 ==========       ===========
COMPONENTS OF NET ASSETS
Common stock (unlimited number of shares authorized, $.001
  par value per share)......................................     $    6,780       $     1,799
Additional paid-in capital..................................      6,773,462        18,175,088
Undistributed net investment income (loss)..................             --                --
Accumulated net realized gain (loss) on investments,
  futures, and foreign currency transactions................             --            (2,625)
Accumulated net unrealized appreciation on investments,
  futures, foreign currency transactions, and forward
  currency contracts........................................             --           289,289
                                                                 ----------       -----------
Net Assets..................................................     $6,780,242       $18,463,551
                                                                 ==========       ===========
Shares outstanding..........................................      6,780,242         1,799,397
Net asset value, offering and redemption price per share....     $     1.00       $     10.26
                                                                 ==========       ===========
(a) Cost:...................................................     $4,623,592(1)    $17,934,756(1)
                                                                 ==========       ===========
(b) Cost:...................................................     $2,138,000       $        --
                                                                 ==========       ===========

--------------------------------------------------------------------------------
(1) Amortized cost.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

      CAPITAL
      INCOME       BLUE CHIP      MID-CAP     AGGRESSIVE    INTERNATIONAL
       FUND          FUND       EQUITY FUND   GROWTH FUND       FUND
-------------------------------------------------------------------------
    $25,939,829   $36,369,830   $15,246,248   $11,036,086    $10,521,755
             --            --           --            --         530,000
          7,124            --           --            --             742
             --            --    1,330,477            --              --
        118,268        41,280       11,185         4,742          30,986
          9,470            --           --        28,304          26,042
             --            --           --            --          17,371
            925         1,146          600           512             476
    -----------   -----------   -----------   -----------    -----------
     26,075,616    36,412,256   16,588,510    11,069,644      11,127,372
    -----------   -----------   -----------   -----------    -----------
             --            --           --           609              --
             --       688,103       65,439            --              --
          4,407         9,284        4,599         5,203              --
          2,012         3,823        1,894         1,852              --
         31,720        42,132       18,673        18,104          42,298
             --            --           --            --              --
             --        91,339        8,191            --              --
             --            --           --            --             106
             --            --           --            --          11,949
    -----------   -----------   -----------   -----------    -----------
         38,139       834,681       98,796        25,768          54,353
    -----------   -----------   -----------   -----------    -----------
    $26,037,477   $35,577,575   $16,489,714   $11,043,876    $11,073,019
    ===========   ===========   ===========   ===========    ===========
    $     2,262   $     2,319   $    1,122    $    1,050     $     1,023
     24,911,359    27,587,348   12,675,141    11,086,880      10,601,902
             --        22,741           25            --          (5,488)
       (830,137)       16,730      967,485      (458,760)       (675,448)
      1,953,993     7,948,437    2,845,941       414,706       1,151,030
    -----------   -----------   -----------   -----------    -----------
    $26,037,477   $35,577,575   $16,489,714   $11,043,876    $11,073,019
    ===========   ===========   ===========   ===========    ===========
      2,262,191     2,319,321    1,122,446     1,049,892       1,023,455
    $     11.51   $     15.34   $    14.69    $    10.52     $     10.82
    ===========   ===========   ===========   ===========    ===========
    $23,985,836(1) $28,421,393  $12,400,307   $10,621,380    $ 9,353,803(1)
    ===========   ===========   ===========   ===========    ===========
    $        --   $        --   $       --    $       --     $   530,000
    ===========   ===========   ===========   ===========    ===========

PACIFIC INNOVATIONS TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                MONEY MARKET       MANAGED
                                                                    FUND          BOND FUND
                                                                ----------------------------
INVESTMENT INCOME
  Interest..................................................      $337,265        $  969,558
  Dividends.................................................            --                --
     Less Foreign withholding taxes.........................            --                --
                                                                  --------        ----------
          Total Investment Income...........................       337,265           969,558
                                                                  --------        ----------
EXPENSES
  Investment advisory fees..................................        13,367            57,215
  Shareholder servicing fees................................         9,722            24,742
  Accounting fees...........................................         5,772            14,690
  Custodian fees............................................        27,385            14,360
  Professional fees.........................................        13,001            36,171
  Reports to shareholders...................................         1,217             8,414
  Trustees' fees and expenses...............................         3,431            10,501
  Insurance fees............................................         2,307             3,894
  Miscellaneous expenses....................................         6,826            15,089
                                                                  --------        ----------
          Total Expenses....................................        83,028           185,076
          Less: Advisory fee waivers and expense
           reimbursements...................................       (46,572)          (69,100)
                                                                  --------        ----------
          Net Expenses......................................        36,456           115,976
                                                                  --------        ----------
Net Investment Income (Loss)................................       300,809           853,582
                                                                  --------        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES, AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
     Investments, futures, and foreign currency
      transactions..........................................            --            43,500
  Net change in unrealized appreciation (depreciation) on
     investments, futures, foreign currency transactions,
     and forward currency contracts.........................            --           130,906
                                                                  --------        ----------
Net Realized and Unrealized Gain (Loss) on Investments,
  Futures, and Foreign Currency Transactions................            --           174,406
                                                                  --------        ----------
     Net Increase (Decrease) in Net Assets from
      Operations............................................      $300,809        $1,027,988
                                                                  ========        ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

     CAPITAL
      INCOME     BLUE CHIP      MID-CAP     AGGRESSIVE    INTERNATIONAL
       FUND         FUND      EQUITY FUND   GROWTH FUND       FUND
    -------------------------------------------------------------------
    $  473,502   $   85,259   $   25,119     $  39,204     $   54,468
       444,232      371,577      150,610        31,150        184,040
            --           --           --          (219)       (11,651)
    ----------   ----------   ----------     ---------     ----------
       917,734      456,836      175,729        70,135        226,857
    ----------   ----------   ----------     ---------     ----------
       105,339      149,292       70,459        63,202         68,312
        34,968       44,593       21,270        16,577         16,560
        20,762       26,477       12,629         9,843          9,833
        18,764       37,063       23,512        40,159        227,348
        51,394       65,419       30,511        23,532         23,688
        12,872       17,089        6,504         4,393          4,395
        15,187       19,530        8,860         6,755          6,722
         5,380        6,453        3,726         3,218          3,123
        20,017       24,936       12,739        10,417         10,130
    ----------   ----------   ----------     ---------     ----------
       284,683      390,852      190,210       178,096        370,111
       (94,544)    (128,866)     (65,246)      (72,979)      (241,768)
    ----------   ----------   ----------     ---------     ----------
       190,139      261,986      124,964       105,117        128,343
    ----------   ----------   ----------     ---------     ----------
       727,595      194,850       50,765       (34,982)        98,514
    ----------   ----------   ----------     ---------     ----------
      (682,329)     463,907    1,067,593      (354,218)      (476,769)
     1,472,926    6,076,911    1,223,129       143,259      1,392,491
    ----------   ----------   ----------     ---------     ----------
       790,597    6,540,818    2,290,722      (210,959)       915,722
    ----------   ----------   ----------     ---------     ----------
    $1,518,192   $6,735,668   $2,341,487     $(245,941)    $1,014,236
    ==========   ==========   ==========     =========     ==========

PACIFIC INNOVATIONS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          MONEY MARKET FUND               MANAGED BOND FUND              CAPITAL INCOME FUND
                                    -----------------------------   -----------------------------   -----------------------------
                                    FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD
                                       ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                        1998          1997(1)           1998          1997(1)           1998          1997(1)
                                    ---------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income (loss)....  $   300,809     $   242,852     $   853,582     $   375,805     $   727,595     $   269,863
  Net realized gain (loss) on
    investments, futures, and
    foreign currency
    transactions..................           --              --          43,500         (53,341)       (682,329)        201,215
  Net change in unrealized
    appreciation (depreciation) on
    investments, futures, foreign
    exchange transactions, and
    forward currency contracts....           --              --         130,906         158,383       1,472,926         481,067
                                    -----------     -----------     -----------     -----------     -----------     -----------
    Net Increase (Decrease) in Net
      Assets from Operations......      300,809         242,852       1,027,988         480,847       1,518,192         952,145
                                    -----------     -----------     -----------     -----------     -----------     -----------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
  Distributions to shareholders
    from net investment income....     (300,809)       (242,852)       (853,607)       (375,805)       (727,595)       (269,863)
  Distributions to shareholders
    from net capital gains........           --              --         (21,490)             --              --        (201,215)
  Distributions to shareholders in
    excess of net capital gains...           --              --              --              --              --        (147,808)
                                    -----------     -----------     -----------     -----------     -----------     -----------
    Total Dividends and
      Distributions to
      Shareholders................     (300,809)       (242,852)       (875,097)       (375,805)       (727,595)       (618,886)
                                    -----------     -----------     -----------     -----------     -----------     -----------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold.......    4,092,858       8,826,079       6,609,441      11,287,631       8,036,993      16,728,404
  Net asset value of shares issued
    in reinvestment of dividends
    and distributions.............      300,975         241,833         875,097         375,804         727,595         618,884
  Cost of shares redeemed.........   (4,312,128)     (2,469,315)       (932,270)        (10,095)     (1,188,322)         (9,943)
                                    -----------     -----------     -----------     -----------     -----------     -----------
    Increase in Net Assets from
      Capital Share
      Transactions................       81,705       6,598,597       6,552,268      11,653,340       7,576,266      17,337,345
                                    -----------     -----------     -----------     -----------     -----------     -----------
      Total Increase in Net
         Assets...................       81,705       6,598,597       6,705,159      11,758,382       8,366,863      17,670,604
NET ASSETS
  Beginning of Period.............    6,698,537          99,940      11,758,392              10      17,670,614              10
                                    -----------     -----------     -----------     -----------     -----------     -----------
  End of Period(2)................  $ 6,780,242     $ 6,698,537     $18,463,551     $11,758,392     $26,037,477     $17,670,614
                                    ===========     ===========     ===========     ===========     ===========     ===========
SHARES ISSUED AND REDEEMED
  Shares sold.....................    4,092,858       8,826,079         645,696       1,122,477         708,320       1,542,652
  Shares issued in reinvestment of
    dividends and distributions...      300,975         241,833          85,546          37,311          63,214          56,129
  Shares redeemed.................   (4,312,128)     (2,469,315)        (90,636)           (998)       (107,245)           (880)
                                    -----------     -----------     -----------     -----------     -----------     -----------
    Net Increase in Shares
      Outstanding.................       81,705       6,598,597         640,606       1,158,790         664,289       1,597,901
                                    ===========     ===========     ===========     ===========     ===========     ===========

--------------------------------------------------------------------------------

(1) Commenced operations on March 1, 1997.
(2) Includes undistributed net
    investment income (loss) of:       $        --     $        --     $        --     $        --     $        --           --
                                       ===========     ===========     ===========     ===========     ===========  ===========


See Notes to Financial Statements.

--------------------------------------------------------------------------------

            BLUE CHIP FUND                MID-CAP EQUITY FUND           AGGRESSIVE GROWTH FUND            INTERNATIONAL FUND
     -----------------------------   -----------------------------   -----------------------------   -----------------------------
     FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD
        ENDED           ENDED           ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
         1998          1997(1)           1998          1997(1)           1998          1997(1)           1998          1997(1)
     -----------------------------------------------------------------------------------------------------------------------------
     $   194,850     $    89,822     $    50,765     $    41,537     $   (34,982)     $  (30,687)    $    98,514      $   79,329
         463,907         (70,076)      1,067,593          52,690        (354,218)        713,648        (476,769)        (54,792)
       6,076,911       1,871,526       1,223,129       1,622,812         143,259         271,447       1,392,491        (241,461)
     -----------     -----------     -----------     -----------     -----------      ----------     -----------      ----------
       6,735,668       1,891,272       2,341,487       1,717,039        (245,941)        954,408       1,014,236        (216,924)
     -----------     -----------     -----------     -----------     -----------      ----------     -----------      ----------
        (194,641)        (89,818)        (50,746)        (41,531)             --              --         (98,849)        (78,994)
        (308,104)             --         (85,942)        (52,690)             --        (713,648)             --              --
              --         (46,469)             --         (14,166)             --         (75,905)             --        (164,754)
     -----------     -----------     -----------     -----------     -----------      ----------     -----------      ----------
        (502,745)       (136,287)       (136,688)       (108,387)             --        (789,553)        (98,849)       (243,748)
     -----------     -----------     -----------     -----------     -----------      ----------     -----------      ----------
      10,719,035      18,044,143       3,642,086       9,438,459       2,377,397       8,472,849       1,650,092       9,263,921
         502,744         136,293         136,687         108,384              --         789,552          98,849         243,745
      (1,787,588)        (24,970)       (642,239)         (7,124)       (492,913)        (21,933)       (627,340)        (10,973)
     -----------     -----------     -----------     -----------     -----------      ----------     -----------      ----------
       9,434,191      18,155,466       3,136,534       9,539,719       1,884,484       9,240,468       1,121,601       9,496,693
     -----------     -----------     -----------     -----------     -----------      ----------     -----------      ----------
      15,667,114      19,910,451       5,341,333      11,148,371       1,638,543       9,405,323       2,036,988       9,036,021
      19,910,461              10      11,148,381              10       9,405,333              10       9,036,031              10
     -----------     -----------     -----------     -----------     -----------      ----------     -----------      ----------
     $35,577,575     $19,910,461     $16,489,714     $11,148,381     $11,043,876      $9,405,333     $11,073,019      $9,036,031
     ===========     ===========     ===========     ===========     ===========      ==========     ===========      ==========
         789,296       1,617,145         282,273         873,294         223,052         803,673         153,771         898,502
          34,295          11,153          10,106           8,794              --          76,507           9,135          25,045
        (130,461)         (2,108)        (51,448)           (574)        (51,520)         (1,821)        (61,956)         (1,043)
     -----------     -----------     -----------     -----------     -----------      ----------     -----------      ----------
         693,130       1,626,190         240,931         881,514         171,532         878,359         100,950         922,504
     ===========     ===========     ===========     ===========     ===========      ==========     ===========      ==========

--------------------------------------------------------------------------------

    $    22,741     $         4     $        25     $         6     $        --      $       --     $    (5,488)     $      335
    ===========     ===========     ===========     ===========     ===========      ==========     ===========      ==========

PACIFIC INNOVATIONS TRUST
MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 FOR THE YEAR       FOR THE PERIOD
                                                                    ENDED               ENDED
                                                                 DECEMBER 31,        DECEMBER 31,
                                                                     1998              1997(1)
                                                                  --------------------------------
Net Asset Value, beginning of period........................        $ 1.00              $ 1.00
                                                                    ------              ------
Net investment income.......................................          0.05                0.04
Net realized and unrealized gain on investments.............            --                  --
                                                                    ------              ------
Total from investment operations............................          0.05                0.04
                                                                    ------              ------
Dividends from net investment income........................         (0.05)              (0.04)
                                                                    ------              ------
Net Asset Value, end of period..............................        $ 1.00              $ 1.00
                                                                    ======              ======
Total return................................................         5.07%               4.22%**
                                                                    ======              ======
Net assets, end of period (in thousands)....................        $6,780              $6,699
                                                                    ======              ======
Ratio of expenses to average net assets:
  After fee waivers and reimbursements......................         0.60%               0.60%*
                                                                    ======              ======
  Before fee waivers and reimbursements.....................         1.37%               1.47%*
                                                                    ======              ======
Ratio of net investment income to average net assets:
  After fee waivers and reimbursements......................         4.95%               5.00%*
                                                                    ======              ======
  Before fee waivers and reimbursements.....................         4.18%               4.13%*
                                                                    ======              ======

--------------------------------------------------------------------------------
(1) Commenced operations on March 1, 1997.
*  Annualized.
** Not annualized.

See Notes to Financial Statements.

PACIFIC INNOVATIONS TRUST
MANAGED BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 FOR THE YEAR       FOR THE PERIOD
                                                                    ENDED               ENDED
                                                                 DECEMBER 31,        DECEMBER 31,
                                                                     1998              1997(1)
                                                                  --------------------------------
Net Asset Value, beginning of period........................       $ 10.15             $  10.00
                                                                   -------             --------
Net investment income.......................................          0.55                 0.49
Net realized and unrealized gain on investments.............          0.12                 0.15
                                                                   -------             --------
Total from investment operations............................          0.67                 0.64
                                                                   -------             --------
Dividends from net investment income........................         (0.55)               (0.49)
Distributions from net capital gains........................         (0.01)                  --
                                                                   -------             --------
Total distributions.........................................         (0.56)               (0.49)
                                                                   -------             --------
Net Asset Value, end of period..............................       $ 10.26             $  10.15
                                                                   =======             ========
Total return................................................         6.89%                6.59%**
                                                                   =======             ========
Net assets, end of period (in thousands)....................       $18,464             $ 11,758
                                                                   =======             ========
Ratio of expenses to average net assets:
  After fee waivers and reimbursements......................         0.75%                0.75%*
                                                                   =======             ========
  Before fee waivers and reimbursements.....................         1.20%                1.39%*
                                                                   =======             ========
Ratio of net investment income to average net assets:
  After fee waivers and reimbursements......................         5.52%                6.12%*
                                                                   =======             ========
  Before fee waivers and reimbursements.....................         5.07%                5.48%*
                                                                   =======             ========
Portfolio turnover rate.....................................        43.71%              104.36%
                                                                   =======             ========

--------------------------------------------------------------------------------
(1) Commenced operations on March 1, 1997.
*  Annualized.
** Not annualized.

See Notes to Financial Statements.

PACIFIC INNOVATIONS TRUST
CAPITAL INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 FOR THE YEAR       FOR THE PERIOD
                                                                    ENDED               ENDED
                                                                 DECEMBER 31,        DECEMBER 31,
                                                                     1998              1997(1)
                                                                  --------------------------------
Net Asset Value, beginning of period........................       $ 11.06             $ 10.00
                                                                   -------             -------
Net investment income.......................................          0.33                0.17
Net realized and unrealized gain on investments.............          0.45                1.30
                                                                   -------             -------
Total from investment operations............................          0.78                1.47
                                                                   -------             -------
Dividends from net investment income........................         (0.33)              (0.17)
Distributions from net capital gains........................            --               (0.14)
Distributions in excess of net capital gains................            --               (0.10)
                                                                   -------             -------
Total distributions.........................................         (0.33)              (0.41)
                                                                   -------             -------
Net Asset Value, end of period..............................       $ 11.51             $ 11.06
                                                                   =======             =======
Total return................................................         7.06%              14.75%**
                                                                   =======             =======
Net assets, end of period (in thousands)....................       $26,037             $17,671
                                                                   =======             =======
Ratio of expenses to average net assets:
  After fee waivers and reimbursements......................         0.87%               0.87%*
                                                                   =======             =======
  Before fee waivers and reimbursements.....................         1.30%               1.52%*
                                                                   =======             =======
Ratio of net investment income to average net assets:
  After fee waivers and reimbursements......................         3.33%               3.24%*
                                                                   =======             =======
  Before fee waivers and reimbursements.....................         2.90%               2.59%*
                                                                   =======             =======
Portfolio turnover rate.....................................        56.90%              44.98%
                                                                   =======             =======

--------------------------------------------------------------------------------
(1) Commenced operations on March 1, 1997.
*  Annualized.
** Not annualized.

See Notes to Financial Statements.

PACIFIC INNOVATIONS TRUST
BLUE CHIP FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 FOR THE YEAR       FOR THE PERIOD
                                                                    ENDED               ENDED
                                                                 DECEMBER 31,        DECEMBER 31,
                                                                     1998              1997(1)
                                                                  --------------------------------
Net Asset Value, beginning of period........................       $ 12.24             $ 10.00
                                                                   -------             -------
Net investment income.......................................          0.08                0.06
Net realized and unrealized gain on investments.............          3.23                2.27
                                                                   -------             -------
Total from investment operations............................          3.31                2.33
                                                                   -------             -------
Dividends from net investment income........................         (0.08)              (0.06)
Distributions from net capital gains........................         (0.13)                 --
Distributions in excess of net capital gains................            --               (0.03)
                                                                   -------             -------
Total distributions.........................................         (0.21)              (0.09)
                                                                   -------             -------
Net Asset Value, end of period..............................       $ 15.34             $ 12.24
                                                                   =======             =======
Total return................................................        27.20%              23.27%**
                                                                   =======             =======
Net assets, end of period (in thousands)....................       $35,578             $19,910
                                                                   =======             =======
Ratio of expenses to average net assets:
  After fee waivers and reimbursements......................         0.94%               0.94%*
                                                                   =======             =======
  Before fee waivers and reimbursements.....................         1.40%               1.53%*
                                                                   =======             =======
Ratio of net investment income to average net assets:
  After fee waivers and reimbursements......................         0.70%               1.00%*
                                                                   =======             =======
  Before fee waivers and reimbursements.....................         0.24%               0.41%*
                                                                   =======             =======
Portfolio turnover rate.....................................        57.70%              44.93%
                                                                   =======             =======

--------------------------------------------------------------------------------
(1) Commenced operations on March 1, 1997.
*  Annualized.
** Not annualized.

See Notes to Financial Statements.

PACIFIC INNOVATIONS TRUST
MID-CAP EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 FOR THE YEAR       FOR THE PERIOD
                                                                    ENDED               ENDED
                                                                 DECEMBER 31,        DECEMBER 31,
                                                                     1998              1997(1)
                                                                  --------------------------------
Net Asset Value, beginning of period........................       $ 12.65             $ 10.00
                                                                   -------             -------
Net investment income.......................................          0.05                0.05
Net realized and unrealized gain on investments.............          2.12                2.73
                                                                   -------             -------
Total from investment operations............................          2.17                2.78
                                                                   -------             -------
Dividends from net investment income........................         (0.05)              (0.05)
Distributions from net capital gains........................         (0.08)              (0.06)
Distributions in excess of net capital gains................            --               (0.02)
                                                                   -------             -------
Total distributions.........................................         (0.13)              (0.13)
                                                                   -------             -------
Net Asset Value, end of period..............................       $ 14.69             $ 12.65
                                                                   =======             =======
Total return................................................        17.18%              27.80%**
                                                                   =======             =======
Net assets, end of period (in thousands)....................       $16,490             $11,148
                                                                   =======             =======
Ratio of expenses to average net assets:
  After fee waivers and reimbursements......................         0.94%               0.94%*
                                                                   =======             =======
  Before fee waivers and reimbursements.....................         1.43%               1.62%*
                                                                   =======             =======
Ratio of net investment income (loss) to average net assets:
  After fee waivers and reimbursements......................         0.38%               0.66%*
                                                                   =======             =======
  Before fee waivers and reimbursements.....................        (0.11%)             (0.02%)*
                                                                   =======             =======
Portfolio turnover rate.....................................        95.07%              55.74%
                                                                   =======             =======

--------------------------------------------------------------------------------
(1) Commenced operations on March 1, 1997.
*  Annualized.
** Not annualized.

See Notes to Financial Statements.

PACIFIC INNOVATIONS TRUST
AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 FOR THE YEAR       FOR THE PERIOD
                                                                    ENDED               ENDED
                                                                 DECEMBER 31,        DECEMBER 31,
                                                                     1998              1997(1)
                                                                  --------------------------------
Net Asset Value, beginning of period........................       $  10.71            $ 10.00
                                                                   --------            -------
Net investment (loss).......................................          (0.03)             (0.03)
Net realized and unrealized gain (loss) on investments......          (0.16)              1.76
                                                                   --------            -------
Total from investment operations............................          (0.19)              1.73
                                                                   --------            -------
Distributions from net capital gains........................             --              (0.92)
Distributions in excess of net capital gains................             --              (0.10)
                                                                   --------            -------
Total distributions.........................................           0.00              (1.02)
                                                                   ========            =======
Net Asset Value, end of period..............................       $  10.52            $ 10.71
                                                                   ========            =======
Total return................................................         (1.77%)            17.65%**
                                                                   ========            =======
Net assets, end of period (in thousands)....................       $ 11,044            $ 9,405
                                                                   ========            =======
Ratio of expenses to average net assets:
  After fee waivers and reimbursements......................          1.02%              1.03%*
                                                                   ========            =======
  Before fee waivers and reimbursements.....................          1.72%              1.73%*
                                                                   ========            =======
Ratio of net investment income (loss) to average net assets:
  After fee waivers and reimbursements......................         (0.34%)            (0.53%)*
                                                                   ========            =======
  Before fee waivers and reimbursements.....................         (1.04%)            (1.20%)*
                                                                   ========            =======
Portfolio turnover rate.....................................        262.74%             99.05%
                                                                   ========            =======

--------------------------------------------------------------------------------
(1) Commenced operations on March 1, 1997.
*  Annualized.
** Not annualized.

See Notes to Financial Statements.

PACIFIC INNOVATIONS TRUST
INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 FOR THE YEAR       FOR THE PERIOD
                                                                    ENDED               ENDED
                                                                 DECEMBER 31,        DECEMBER 31,
                                                                     1998              1997(1)
                                                                  --------------------------------
Net Asset Value, beginning of period........................       $   9.80            $ 10.00
                                                                   --------            -------
Net investment income.......................................           0.10               0.09
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions.............................           1.02              (0.01)
                                                                   --------            -------
Total from investment operations............................           1.12               0.08
                                                                   --------            -------
Dividends from net investment income........................          (0.10)             (0.09)
Distributions from net capital gains........................             --                 --
Distributions in excess of net capital gains................             --              (0.19)
                                                                   --------            -------
Total distributions.........................................          (0.10)             (0.28)
                                                                   --------            -------
Net Asset Value, end of period..............................       $  10.82            $  9.80
                                                                   ========            =======
Total return................................................         11.63%              0.56%**
                                                                   ========            =======
Net assets, end of period (in thousands)....................       $ 11,073            $ 9,036
                                                                   ========            =======
Ratio of expenses to average net assets:
  After fee waivers and reimbursements......................          1.24%              1.24%*
                                                                   ========            =======
  Before fee waivers and reimbursements.....................          3.57%              3.19%*
                                                                   ========            =======
Ratio of net investment income (loss) to average net assets:
  After fee waivers and reimbursements......................          0.95%              1.39%*
                                                                   ========            =======
  Before fee waivers and reimbursements.....................         (1.38%)            (0.56%)*
                                                                   ========            =======
Portfolio turnover rate.....................................        151.18%             53.23%
                                                                   ========            =======

--------------------------------------------------------------------------------
(1) Commenced operations on March 1, 1997.
*  Annualized.
** Not annualized.

See Notes to Financial Statements.

PACIFIC INNOVATIONS TRUST

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

--------------------------------------------------------------------------------

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization

Pacific Innovations Trust (the "Trust"), a Delaware Business Trust, was organized under the laws of the State of Delaware on September 25, 1996, as a "Delaware business trust". The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations on March 1, 1997 and operates as a series company comprising seven funds: the Money Market Fund, Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund, Aggressive Growth Fund and International Fund, (collectively, the "Funds"; each a "Fund").

The Trust is the funding vehicle for variable annuity contracts issued by Pacific Life Insurance Company (formerly named Pacific Mutual Life Insurance Company). Bank of America National Trust and Savings Association, a subsidiary of BankAmerica Corporation, serves as the Funds' Investment Advisor ("Manager") and Administrator. Scudder Kemper Investments, Inc. and Wellington Management Company, LLP serve as sub-advisors to the Managed Bond Fund and the International Fund, respectively.

On October 1, 1998, BankAmerica Corporation, the Manager's and Administrator's parent company, completed its merger with NationsBank Corporation. The combined company operates under the name BankAmerica Corporation. Bank of America National Trust and Savings Association continues to serve the Trust on substantially identical terms as described in Note 2.

Pursuant to consent received from the Insurance Department of the State of California, Pacific Mutual Life Insurance Company ("Pacific Mutual") implemented a plan of conversion to form a mutual holding company structure (the "Conversion") on September 1, 1997. The Conversion created Pacific LifeCorp, an intermediate stock holding company and Pacific Mutual Holding Company ("PMHC"), a mutual holding company. Pacific Mutual was converted to a stock life insurance company and renamed Pacific Life Insurance Company ("Pacific Life"). Under their respective charters, PMHC must always own at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. PMHC's members, as defined in PMHC Bylaws, have certain membership interests in PMHC, consisting principally of the right to vote on the election of the Board of Directors of PMHC and on other matters, and certain rights upon liquidation or dissolution of PMHC.

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

Security Valuation

Portfolio securities listed on an exchange and over the counter securities quoted on the NASDAQ system are valued at the close of regular trading on each business day the New York Stock Exchange ("NYSE") is open. Securities are valued at the last sale price on the securities exchange or securities market in which such securities are primarily traded. Securities not listed on an exchange or securities market, or securities for which there were no transactions, are valued at the mean between the current bid and asked prices. Fixed income securities are valued by using market quotations, or independent pricing services, approved by the Board of Trustees. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Any securities or other assets for which recent market quotations are not readily available are valued as determined in good faith by or at the direction of the Board of Trustees.

Short term obligations which mature in sixty days or less are valued at amortized cost. Short term obligations with more than sixty days to maturity are valued at current market value until the sixtieth day prior to maturity, and thereafter are valued on an amortized cost basis based on the value on such date.

The Money Market Fund values investments utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Money Market Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

--------------------------------------------------------------------------------

Investment Transactions and Investment Income

Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are recognized on the specific identification basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend dates. All premium and discount amortization/accretions are determined by the effective yield method.

Expenses:

The Trust accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Trust expenses are allocated among the Trust's respective portfolios.

Foreign Currency Translation and Foreign Currency Exchange Contracts

The books and records of the Trust are maintained in U.S. dollars. All assets and liabilities of a Fund that are initially expressed in foreign currencies are translated into U.S. dollars each business day using the current exchange rates determined prior to the close of the NYSE. Purchases and sales of foreign securities and income and expenses relating to the foreign securities are converted into U.S. dollars based upon currency exchange rates prevailing on the respective date of such transactions. Gains and losses attributable to changes in foreign currency exchange rates are included for financial statement purposes in the net realized gains and losses on investments and foreign currency transactions.

A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The International Fund generally enters into forward contracts as a hedge, in connection with the purchase or sale of a security denominated in a foreign currency. Forward contracts are valued daily based on the effective exchange rate and unrealized appreciation or depreciation is recorded. The International Fund will realize a gain or loss upon the closing or settlement of the forward transaction. Risks of entering into forward contracts include the potential inability of the counter party to meet the terms of the contract, and the International Fund giving up opportunity for profit. A forward contract has off balance sheet risk where the potential loss on a particular investment is greater than the value of such investment, as reflected on the statement of assets and liabilities.

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks involve foreign currency exchange rate fluctuations, adverse political and economic developments, and the imposition of unfavorable foreign governmental laws and regulations.

Futures

A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Such unrealized gains and losses are included in the caption "Accumulated net unrealized appreciation (depreciation) on investments, futures, foreign currency transactions, and forward currency contracts" in the Statement of Assets and Liabilities. When the futures contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract. The International Fund has entered into futures contracts to hedge a portion of its portfolio.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, a Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks. A futures contract has off balance sheet risk where the potential loss on a particular investment is greater than the value of such investment, as reflected on the statement of assets and liabilities.

--------------------------------------------------------------------------------

The International Fund had the following open futures contracts at December 31, 1998:

                              NUMBER OF   CONTRACT   EXPIRATION    UNREALIZED
                              CONTRACTS    VALUE        DATE      DEPRECIATION
                              ---------   --------   ----------   ------------
Purchased:
TOPIX Index (Japan).........      1       $94,884     03/27/99       (1,442)

Dividends and Distributions to Shareholders

The Funds record dividends and distributions to shareholders on the ex-dividend date. Each Fund, with the exception of the Money Market Fund and the Managed Bond Fund declare and pay dividends arising from net investment income gains on an annual basis. Dividends from net investment income are declared and paid daily by the Money Market Fund, and declared and paid monthly by the Managed Bond Fund. Distributions from net realized capital gains, if any, are declared and paid on an annual basis, for each of the Funds.

The amount of distributions from net investment income and net realized capital gains, if any, are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Key differences include the treatment of short-term capital gains, the deferral of post October losses, wash sales, and the treatment of foreign currencies. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital. Permanent differences in the Aggressive Growth Fund which amount to $34,982 were reclassified from undistributed net income to additional paid-in capital in accordance with these policies.

At December 31, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital:

                          ACCUMULATED UNDISTRIBUTED    ACCUMULATED NET REALIZED
                            NET INVESTMENT INCOME     GAIN/(LOSS) ON INVESTMENTS
                          -------------------------   --------------------------
Managed Bond Fund.......           $    25                     $ 28,706
Blue Chip Fund..........            22,528                       22,528
Aggressive Growth
 Fund...................            34,982                      (28,637)
International Fund......            (5,488)                      20,867

Federal Income Taxes

It is the Trust's policy to comply with the requirements of the Internal Revenue Code pertaining to regulated investment companies and to distribute all of its taxable income, as well as any net realized gains, to its shareholders. Therefore, no federal income or excise tax provision has been made. Foreign taxes have been provided for on dividend and interest income earned on foreign investments in accordance with the applicable country's tax rates and, to the extent unrecoverable, are recorded as a reduction of investment income.

At December 31, 1998, the Capital Income Fund, Aggressive Growth Fund and International Fund had the following net capital loss carryovers:

                                                 CAPITAL LOSS   EXPIRATION
                                                  CARRYOVER        DATE
                                                 ------------   ----------
Capital Income Fund............................    789,141         2006
Aggressive Growth Fund.........................     19,084         2006
International Fund.............................    561,784         2006

To the extent that these loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. During the year ended December 31, 1998, $53,341 of capital loss carryovers expired for the Managed Bond Fund.

For the year ended December 31, 1998, Capital Income Fund, Aggressive Growth Fund and International Fund intend to elect to defer to January 1, 1999, post-October capital losses of $40,997, $383,499 and $57,778, respectively.

For the year ended December 31, 1998, the International Fund intends to elect to defer to January 1, 1999, post-October foreign currency losses of $8,765.

--------------------------------------------------------------------------------

Repurchase Agreements

Under a repurchase agreement a Fund may acquire securities from financial institutions, subject to the sellers agreement to repurchase such securities at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. It is the policy of the Funds to value the underlying collateral daily on a mark to market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. If the counter party to the agreement defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines or incur disposition costs in liquidating the collateral.

Use of Estimates

Management of the Funds has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

2. INVESTMENT MANAGEMENT AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into a Management Agreement with Bank of America National Trust and Savings Association ("Manager") which provides that the Manager will furnish each Fund with investment advisory and administrative services. The Manager receives a fee computed daily and paid monthly based on annual rates of 0.22%, 0.37%, 0.48%, 0.53%, 0.53%, 0.61%, and 0.66% of the average daily net assets of the Money Market Fund, Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund, Aggressive Growth Fund, and International Fund, respectively. For the year ended December 31, 1998, the Manager waived investment advisory fees of $10,422, $18,998, $63,547, $90,689, $44,848, $47,592 and $66,242 for the Money Market Fund, Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund, Aggressive Growth Fund and International Fund, respectively.

The Manager has engaged Scudder Kemper Investments, Inc. and Wellington Management Company, LLP to serve as sub-advisors for the Managed Bond Fund and International Fund, respectively. The sub-advisors receive a fee from the Manager computed daily and paid monthly based on an annual rate of 0.20% and 0.40% of the average daily net assets of the Managed Bond Fund and International Fund, respectively. For the year ended December 31, 1998, Scudder Kemper Investments, Inc. waived investment sub-advisory fees of $20,853 for the Managed Bond Fund.

The Management Agreement provides that the Manager will reimburse each Fund to prevent its expenses from exceeding a specific percentage limit. During the year ended December 31, 1998, the Manager reimbursed all of the funds for expenses pursuant to those provisions.

The Manager and Pacific Life have jointly agreed to waive fees and reimburse Fund expenses, excluding interest, taxes, brokerage, and other portfolio transactions costs, so that the expenses will not exceed 0.60%, 0.75%, 0.87%, 0.94%, 0.94%, 1.03%, and 1.24% of the average net assets based on annual basis of the Money Market Fund, Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund, Aggressive Growth Fund, and International Fund, respectively. For the year ended December 31, 1998, Pacific Life reimbursed operating expenses of $25,207, $2,653, $1,986, $834, $1,931, $8,448, and
$153,791 of the Money Market Fund, Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund, Aggressive Growth Fund, and International Fund, respectively. For the year ended December 31, 1998, Pacific Life waived transfer agent and shareholder servicing fees of $10,943, $26,596, $29,011, $37,343, $18,467, $16,939, and $21,735 for the Money Market Fund, Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund, Aggressive Growth Fund, and International Fund, respectively.

PNC Bank, N.A. ("PNC Bank") serves as custodian for the Funds. As custodian of the Trust's assets, PNC Bank performs a variety of custodial services including maintaining a separate account for each Fund, holding and disbursing portfolio securities, receiving and disbursing money, and collecting income and other pay-

--------------------------------------------------------------------------------

ments and distributions on account of the portfolio securities.

PFPC serves as accounting agent for the Trust. Under the Sub-Administration and Accounting Services Agreement, PFPC has agreed to provide certain accounting, bookkeeping, pricing, dividend distribution calculation, and disbursing services with respect to the Trust. PNC Bank and PFPC are affiliates of PNC Bank Corp.

Pacific Life is the transfer agent for the Trust and also provides shareholder support services. Pursuant to the terms of the Transfer Agency & Shareholder Services Plan, Pacific Life is entitled to a fee, which is accrued daily and payable monthly, at an annual rate of 0.05% and 0.16%, respectively, of the Funds average daily net assets.

Certain officers and/or Trustees of the Trust are also officers and/or directors of the sub-administrator and accounting agent. During the year ended December 31, 1998, the Trust made no direct payments to its officers or Trustees, who were affiliates of the Manager.

3.  PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold, excluding short-term obligations, during the year ended December 31, 1998 were:
$13,257,124 and $6,384,985 for Managed Bond Fund; $22,378,577 and $11,162,805
for Capital Income Fund; $23,774,209 and $15,018,407 for Blue Chip Fund; $13,793,776 and $12,156,586 for Mid-Cap Equity Fund; $27,185,004 and $24,919,379
for Aggressive Growth Fund; and $16,052,993 and $14,167,458 for International Fund, respectively.

4.  TAX MATTERS

Tax Cost of Investments

At December 31, 1998, the net unrealized appreciation or depreciation based on the cost of investments for federal income tax purposes was as follows:

                            TAX          GROSS          GROSS       NET UNREALIZED
                          COST OF      UNREALIZED     UNREALIZED     APPRECIATION
                        INVESTMENTS   APPRECIATION   DEPRECIATION   (DEPRECIATION)
                        -----------   ------------   ------------   --------------
Money Market Fund.....  $ 6,761,592    $        0     $       0       $        0
Managed Bond Fund.....   17,937,381       323,374       (36,710)         286,664
Capital Income Fund...   23,985,836     2,927,251      (973,258)       1,953,993
Blue Chip Fund........   28,480,552     8,409,332      (520,054)       7,889,278
Mid-Cap Equity Fund...   12,416,113     3,158,088      (327,953)       2,830,135
Aggressive Growth
 Fund.................   10,677,557     1,349,483      (990,954)         358,529
International Fund....    9,948,461     1,386,977      (283,683)       1,103,294

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Pacific Innovations Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Fund, Managed Bond Fund, Capital Income Fund, Blue Chip Fund, Mid-Cap Equity Fund, Aggressive Growth Fund and International Fund (constituting Pacific Innovations Trust, hereafter referred to as the "Trust") at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of Pacific Innovations Trust for the period ended December 31, 1997 were audited by other independent accountants whose report dated February 6, 1998 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS, LLP

1177 Avenue of the Americas
New York, New York 10036
February 23, 1999

Pacific Life Insurance Company                                 ----------------
Variable Annuity Department                                        BULK RATE
P.O. Box 7187                                                    U.S. POSTAGE
Pasadena, California 91109-7187                                      PAID
                                                                 PACIFIC LIFE
                                                                    92799
                                                               ----------------






1998 ANNUAL REPORTS

PACIFIC INNOVATIONS TRUST

SEPARATE ACCOUNT B OF
PACIFIC LIFE INSURANCE
COMPANY